UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Soliciting Material under §240.14a-12
UNITED COMMUNITY BANKS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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125 HIGHWAY 515 EAST
BLAIRSVILLE, GEORGIA 30514-0398

March 24, 2020

Dear Fellow Shareholder:

You are cordially invited to attend the 2020 Annual Meeting of Shareholders of United Community Banks, Inc. The 2020 Annual Meeting of Shareholders will be held at 306 East North Street, Greenville, South Carolina 29601 at 1:00 p.m. Eastern time on Wednesday, May 6, 2020. Although we plan to hold the 2020 Annual Meeting of Shareholders, our typical annual meeting could pose a health threat to the participants and the greater community. In making your own decision regarding whether to attend the 2020 Annual Meeting of Shareholders, we advise you to take into account the current health environment, the risks to your personal health and the health of others if you were to attend, and the advice of health authorities to use social distancing.

We have again elected to provide access to our proxy materials over the Internet under the Securities and Exchange Commission’s “notice and access” rules. The accompanying Notice of 2020 Annual Meeting of Shareholders and Proxy Statement describes the matters to be acted upon and, and in addition to being available at www.proxyvote.com as part of our proxy materials, is also available at our corporate website www.ucbi.com. The Annual Report to Shareholders and our Annual Report on Form 10-K for the year ended December 31, 2019 are also available at our corporate website. We believe that providing our proxy materials over the Internet increases the ability of our shareholders to obtain the information they need, while reducing the environmental impact of the 2020 Annual Meeting of Shareholders and our costs associated with the physical printing and mailing of proxy materials.

It is important that your shares be represented at the 2020 Annual Meeting of Shareholders. Even if you anticipate attending in person, we urge you to please vote either by mail, telephone or over the Internet to ensure that your shares will be represented. If you attend, you will, of course, be entitled to vote in person. If you need help at the 2020 Annual Meeting of Shareholders because of a disability, please contact us at least one week in advance of the meeting at (866) 270-5900.

I look forward to updating you on developments in our business at the 2020 Annual Meeting of Shareholders.

Sincerely,

H. LYNN HARTON President and Chief Executive Officer

YOUR VOTE IS IMPORTANT
PLEASE VOTE EITHER BY MAIL, TELEPHONE OR OVER
THE INTERNET WHETHER OR NOT YOU EXPECT TO ATTEND
THE 2020 ANNUAL MEETING OF SHAREHOLDERS.

125 HIGHWAY 515 EAST
BLAIRSVILLE, GEORGIA 30514-0398

NOTICE OF 2020 ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of United Community Banks, Inc.:

The 2020 Annual Meeting of Shareholders of United Community Banks, Inc., a Georgia corporation, will be held at 306 East North Street, Greenville, South Carolina 29601 at 1:00 p.m. Eastern time on Wednesday, May 6, 2020 for the following purposes:

(1)	To elect the ten nominees listed in the accompanying Proxy Statement to the Company’s Board of Directors;
(2)	To approve, on an advisory basis, the compensation paid to our Named Executive Officers;
(3)	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accountants for the fiscal year ended December 31, 2020; and
(4)	To transact such other business as may properly be presented at the 2020 Annual Meeting of Shareholders or any adjournment thereof.

We plan to send a Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders instead of paper copies of our Proxy Materials (this Notice of 2020 Annual Meeting of Shareholders and Proxy Statement, our 2019 Annual Report to Shareholders, our Annual Report on Form 10-K for the year ended December 31, 2019 and the Proxy Card or voting instruction form). The Notice, which is expected to be mailed to shareholders on or about March 24, 2020, contains instructions on how to access our materials on the Internet as well as instructions on obtaining a paper copy of the Proxy Materials. The Notice is not a form for voting and presents only an overview of the Proxy Materials.

The Board of Directors has fixed the close of business on March 9, 2020 as the record date for determining shareholders entitled to notice of and to vote at the 2020 Annual Meeting of Shareholders.

By order of the Board of Directors,

Melinda Davis Lux
General Counsel and Corporate Secretary

Blairsville, Georgia
March 24, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 6, 2020

This Notice of 2020 Annual Meeting of Shareholders, our Proxy Statement, our 2019 Annual Report to Shareholders, our Annual Report on Form 10-K for the year ended December 31, 2019 and the Proxy Card or voting instruction form (the “Proxy Materials”) are available at www.proxyvote.com. You will need your Notice of Internet Availability or Proxy Card to access the Proxy Materials at www.proxyvote.com. A copy of our Proxy Materials (with the exception of the Proxy Card) can also be found on our corporate website, www.ucbi.com (Investor Relations > Financials & Filings).

As permitted by rules adopted by the Securities and Exchange Commission (“SEC”), we are furnishing our Proxy Materials over the Internet to some of our shareholders. This means that some shareholders will not receive paper copies of these documents but instead will receive only a Notice of Internet Availability containing instructions on how to access the Proxy Materials over the Internet and how to request a paper copy of our Proxy Materials. Shareholders who do not receive a Notice of Internet Availability will receive a paper copy of the Proxy Materials by mail unless they have previously requested delivery of Proxy Materials electronically.

i

PROXY STATEMENT

2020 Annual Meeting of Shareholders of the Company to be held on May 6, 2020

SOLICITATION, MEETING AND VOTING INFORMATION

Q:	What is this document?
A:	This document is the Proxy Statement of United Community Banks, Inc. that is being made available to shareholders on the Internet, or sent to shareholders upon request, in connection with our Annual Meeting of shareholders to be held on Wednesday, May 6, 2020 at 1:00 p.m. Eastern time at 306 East North Street, Greenville, South Carolina 29601 (the “2020 Annual Meeting”). A Proxy Card is also being furnished with this document, if you requested printed copies of the proxy materials. We have tried to make this document simple and easy to understand. The Securities and Exchange Commission (“SEC”) encourages companies to use “plain English,” and we will always try to communicate with you clearly and effectively. We will refer to United Community Banks, Inc. throughout as “we,” “us,” the “Company” or “United.” Additionally, unless otherwise noted or required by context, “2020,” “2019,” “2018,” and “2017,” refer to our fiscal years ended or ending December 31, 2019, 2018 and 2017, respectively.
Q:	What documents constitute our “Proxy Materials”?
A:	The Proxy Materials include the Notice of 2020 Annual Meeting of Shareholders, the Proxy Statement, our 2019 Annual Report to Shareholders, our Annual Report on Form 10-K for the year ended December 31, 2019 and the Proxy Card or voting instruction form.
Q:	What is a proxy, who is asking for it, and who is paying for the cost to solicit it?
A:	A proxy is your legal designation of another person, called a “proxy,” to vote your stock. The document that designates someone as your proxy is also called a proxy or a “Proxy Card.”

Our Directors, officers, and employees are soliciting your proxy on behalf of our Board of Directors (the “Board”). Those persons will not receive additional payment or compensation for doing so except reimbursement for any related out-of-pocket expenses. We will, upon request, reimburse brokers, banks, custodians and similar organizations for their expenses in forwarding Proxy Materials to beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, personal contact, email and other electronic means, advertisements and personal solicitation, or otherwise. The Company will pay the expense of any proxy solicitation. We have not hired a proxy solicitor to assist in the solicitation of proxies.

Q:	Why did I receive a one-page notice in the mail regarding the Internet availability of Proxy Materials instead of a full set of Proxy Materials?
A:	Pursuant to SEC rules, we will use the Internet as the primary means of furnishing Proxy Materials to shareholders again this year. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s shareholders. All shareholders will have the ability to access the Proxy Materials on the website referred to in the Notice or request a printed set of the complete Proxy Materials. Instructions on how to access the Proxy Materials over the Internet or to request a printed copy may be found in the Notice. In addition, shareholders may request to receive Proxy Materials in printed form by mail or electronically by email on an ongoing basis. We encourage shareholders to take advantage of the availability of the Proxy Materials on the Internet to help reduce the environmental impact of our annual meetings and the cost associated with the physical printing and mailing of materials.

Q:	Why am I receiving these materials?
A:	You received the Notice and you are receiving this document because you were one of our shareholders on March 9, 2020, the record date for the 2020 Annual Meeting. We are soliciting your proxy (i.e., your permission) to vote your shares of United stock upon certain matters at the 2020 Annual Meeting. We are required by law to convene an annual meeting of our shareholders at which directors are elected. It would be impractical, if not impossible, for our shareholders to meet physically to hold a meeting. Accordingly, proxies are solicited from our shareholders. We began mailing the Notice on or about March 24, 2020.
Q:	What if I have more than one account?
A:	Please vote proxies for all accounts to ensure that all your shares are voted. You may consolidate multiple accounts with matching name(s) / registration through our transfer agent, Continental Stock Transfer & Trust. Email cstmail@continentalstock.com or call (800) 509-5586 to confirm if your accounts can be consolidated. All requests for consolidation must be submitted in writing.
Q:	Who may attend the 2020 Annual Meeting?
A:	Although we plan to hold the 2020 Annual Meeting, our typical annual meeting could pose a health threat to the participants and the greater community. In making your own decision regarding whether to attend the Annual Meeting, we advise you to take into account the current health environment, the risks to your personal health and the health of others if you were to attend, and the advice of health authorities to use social distancing.

Only shareholders, their proxy holders, and our invited guests may attend the 2020 Annual Meeting. If your shares are registered in the name of a broker, trust, bank or other nominee, you will need to bring a proxy or a letter from that record holder or your most recent brokerage account statement that confirms your ownership of those shares as of March 9, 2020. For security reasons, we also may require photo identification for admission.

Q:	How many votes must be present to hold the 2020 Annual Meeting? Do abstentions and “broker nonvotes” count?
A:	Our Amended and Restated Bylaws, as amended (the “Bylaws”) provide that the presence of the holders of a majority of the issued and outstanding shares of capital stock entitled to vote at a meeting, in person or represented by proxy, will constitute a quorum at the 2020 Annual Meeting. A quorum must exist to conduct any business at the 2020 Annual Meeting. If a quorum is not present at the 2020 Annual Meeting, any officer entitled to preside at or to act as Secretary of the 2020 Annual Meeting will have power to adjourn the 2020 Annual Meeting from time to time until a quorum is present.

Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Additionally, broker nonvotes are included in the calculation of the number of votes considered to be present at the 2020 Annual Meeting for purposes of determining the presence of a quorum only when there are “routine” matters to be voted upon. Because there is a “routine” matter to be voted upon at the 2020 Annual Meeting, broker nonvotes also will be included for purposes of determining a quorum. See What are “broker votes” and “broker nonvotes”? for additional information.

Q:	Who may vote at the 2020 Annual Meeting?
A:	Only shareholders of record at the close of business on March 9, 2020 (the “Record Date”), are entitled to notice of and to vote at the 2020 Annual Meeting. As of that date, there were 78,505,706 shares of our Common Stock, $1.00 par value, issued and outstanding and entitled to be voted at the 2020 Annual Meeting. Each share of our Common Stock is entitled to one (1) vote on each matter considered at the 2020 Annual Meeting.
Q:	Will a list of shareholders entitled to vote at the 2020 Annual Meeting be available?
A:	Yes. A list of shareholders entitled to vote at the 2020 Annual Meeting will be available after March 9, 2020 at our executive office and will be accessible there through the date of the 2020 Annual Meeting during ordinary business hours.

Q:	What am I voting on at the 2020 Annual Meeting?
A:	There are three proposals to be considered and voted on at the 2020 Annual Meeting:
•	To elect our ten director nominees identified in this Proxy Statement to our Board of Directors, each to serve a one-year term expiring at the latter of the 2021 Annual Meeting of Shareholders or upon his or her successor being elected and qualified;
•	To approve, on an advisory (nonbinding) basis, the compensation paid to our Named Executive Officers (“say-on-pay vote”); and
•	To ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accountants for 2020.

We will also consider other business that properly comes before the 2020 Annual Meeting in accordance with Georgia law and our Bylaws.

Q:	What are my choices when voting on the election of our ten director nominees identified in this Proxy Statement, and what vote is needed to elect nominees to the Board of Directors?
A:	Regarding the vote on the election of our ten director nominees identified in this Proxy Statement to serve until the 2021 Annual Meeting of Shareholders or until his or her successor is elected and qualified, shareholders may:
•	Vote “FOR ALL” director nominees;
•	Vote “FOR ALL EXCEPT” specific director nominees; or
•	Vote to “WITHHOLD ALL” votes for all director nominees.

Directors are elected by a plurality of the votes cast at the 2020 Annual Meeting of Shareholders by the shares represented in person or by proxy and entitled to vote on the election of directors at the 2020 Annual Meeting of Shareholders provided a quorum is present. Withholding of authority to vote in the election and broker nonvotes will not impact the outcome of the election, provided a quorum is present. As a result, the ten nominees receiving the highest number of “FOR” votes will be elected as directors.

Our Board, however, has a majority vote policy, which provides that nominees for director who are elected but receive less than a majority of the votes cast for the election of directors may be asked to resign. The Board could waive this majority vote requirement in situations such as when a general campaign against the election of a class of directors of public companies resulted in a United nominee being elected with less than a majority vote without consideration of the particular facts and circumstances applicable to the individual United nominee. The Board would not waive the majority vote policy, however, if the votes cast resulted from a campaign directed specifically against the election of an individual United nominee, even in circumstances in which a majority of the Board disagrees with those voting against that director’s election.

Q:	What are my choices when voting on the advisory (nonbinding) proposal regarding the compensation paid to the Company’s Named Executive Officers (“say-on-pay proposal”), and what vote is needed to approve the advisory say-on-pay proposal?
A:	Regarding the advisory (nonbinding) proposal on the compensation paid to our Named Executive Officers, shareholders may:
•	Vote “FOR” the advisory say-on-pay proposal;
•	Vote “AGAINST” the advisory say-on-pay proposal; or
•	“ABSTAIN” from voting on the advisory say-on-pay proposal.

The affirmative vote of a majority of the shares represented at the 2020 Annual Meeting of Shareholders and entitled to vote is required to approve, on an advisory basis, the say-on-pay vote. As an advisory vote, this proposal is not binding upon us. However, our Talent and Compensation Committee, which functions as our Compensation Committee and is referred to throughout this Proxy Statement as the “Compensation Committee,” and which is responsible for designing and administering our executive compensation program, values the opinions expressed by our shareholders and will consider the outcome of the vote when making future compensation decisions.

Q:	What are my choices when voting on the ratification of the appointment of PwC as the Company’s independent registered public accountants for the fiscal year ending December 31, 2020, and what vote is needed to ratify their appointment?
A:	Regarding the vote on the proposal to ratify the appointment of PwC as the Company’s independent registered public accountants for 2020, shareholders may:
•	Vote “FOR” the ratification of the appointment of PwC as the Company’s independent registered public accountants for the fiscal year ending December 31, 2020;
•	Vote “AGAINST” the ratification of the appointment of PwC as the Company’s independent registered public accountants for the fiscal year ending December 31, 2020; or
•	“ABSTAIN” from voting on the ratification of the appointment of PwC as the Company’s independent registered public accountants for the fiscal year ending December 31, 2020.

The affirmative vote of a majority of the shares represented at the 2020 Annual Meeting of Shareholders and entitled to vote is required to approve the proposal to ratify the appointment of PwC as our independent registered public accountants for 2020.

Q:	How does the Company’s Board of Directors recommend that I vote?
A:	See the information included in this Proxy Statement relating to the proposals to be considered and voted on at the 2020 Annual Meeting. Our Board of Directors unanimously recommends that you vote:
•	“FOR ALL” of the ten nominees to our Board of Directors identified in this Proxy Statement;
•	“FOR” the advisory (nonbinding) proposal regarding the compensation paid to our Named Executive Officers (say-on-pay vote); and
•	“FOR” the ratification of the appointment of PwC as our independent registered public accountants for 2020.
Q:	How do I vote?
A:	If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust, you are considered a shareholder of record with respect to those shares. If you are a record holder, the Notice is being sent to you directly by Broadridge Financial Solutions. Please carefully consider the information contained in this Proxy Statement and, whether or not you plan to attend the 2020 Annual Meeting, please vote by (i) accessing the Internet website specified on the Notice, (ii) calling the toll-free number specified on your Proxy Card, if you requested printed copies of the Proxy Materials or (iii) marking, signing and returning your Proxy Card promptly, if you requested printed copies of the Proxy Materials, so that we can be assured of having a quorum present at the 2020 Annual Meeting and so that your shares may be voted in accordance with your wishes, even if you later decide to attend the 2020 Annual Meeting.

If you hold shares in the name of a broker, bank or other nominee you may be able to vote those shares by Internet or telephone depending on the voting procedures used by your broker, bank or other nominee. See How do I vote if my shares are held in “street name” by a broker, bank or other nominee? for additional information.

Q:	How do I vote if my shares are held in “street name” by a broker, bank or other nominee?
A:	If your shares are held by a broker, bank or other nominee (this is called “street name”), your broker, bank or other nominee will send you instructions for voting those shares. Many (but not all) brokerage firms, banks and other nominees participate in a program provided through Broadridge Investor Communication Solutions that offers Internet and telephone voting options.
Q:	If I vote by proxy, can I still attend the 2020 Annual Meeting and vote there if I choose?
A:	Yes. If you are a shareholder of record, the method you use to vote will not limit your right to vote at the 2020 Annual Meeting if you decide to attend in person. Written ballots will be passed out to any shareholder of record who wants to vote at the 2020 Annual Meeting. However, if your shares are held in street name by a broker, bank or other nominee and you would like to attend the 2020 Annual Meeting and vote your shares in person, you must obtain a proxy from your bank or broker. You must request this form from your bank or broker; they will not automatically supply one to you.

Q:	Is cumulative voting allowed? Do I have dissenters’ or appraisal rights?
A:	No. Cumulative voting rights are not authorized, and dissenters’ rights and rights of appraisal are not applicable to the matters being voted upon at the 2020 Annual Meeting.
Q:	What are “broker votes” and “broker nonvotes?”
A:	On certain “routine” matters, brokerage firms have discretionary authority under applicable stock exchange rules to vote their customers’ shares if their customers do not provide voting instructions. When a brokerage firm votes its customers’ shares on a “routine” matter without receiving voting instructions (referred to as a “broker vote”), these shares are counted both for establishing a quorum to conduct business at the 2020 Annual Meeting and in determining the number of shares voted “FOR” or “AGAINST” the “routine” matter. For purposes of the 2020 Annual Meeting, Proposal 3 – the ratification of the appointment of PwC as the Company’s independent registered public accountants for 2020 is considered a “routine” matter.

Under applicable stock exchange rules, Proposal 1 – the election of directors and Proposal 2 – the advisory (nonbinding) vote on the compensation of our Named Executive Officers (say-on-pay vote) are considered “nonroutine” matters for which brokerage firms do not have discretionary authority to vote their customers’ shares if their customers did not provide voting instructions. Therefore, for purposes of the 2020 Annual Meeting, if you hold your stock through a brokerage account, your brokerage firm may not vote your shares on your behalf on either (i) Proposal 1 - the election of directors and (ii) Proposal 2 – the advisory (nonbinding) vote on the compensation of our Named Executive Officers (say-on-pay vote) without receiving instructions from you. When a brokerage firm does not have the authority to vote its customers’ shares or does not exercise its authority, these situations are referred to as “broker nonvotes.” Broker nonvotes are only counted for establishing a quorum and will have no impact on the outcome of the vote.

We encourage you to provide instructions to your brokerage firm, bank or other nominee by voting your proxy. This action ensures your shares will be voted at the 2020 Annual Meeting on all matters being considered.

Q:	What if I abstain from voting?
A:	You have the option to “ABSTAIN” from voting with respect to Proposal 2 – the advisory (nonbinding) vote on the compensation paid to our Named Executive Officers (say-on-pay vote) and Proposal 3 – the ratification of the appointment of PwC as the Company’s independent registered public accountants for 2020. Abstentions with respect to these proposals are counted for purposes of establishing a quorum. If a quorum is present, abstentions will have the same impact as a vote against these proposals.
Q:	May I revoke my proxy after I have delivered my proxy?
A:	Yes. You may revoke your proxy at any time before the polls close by submitting a subsequent proxy with a later date by using the Internet, by telephone or by mail or by sending our Corporate Secretary a written revocation. Your proxy also will be considered revoked if you attend the 2020 Annual Meeting and vote in person. If your shares are held in street name by a broker, bank or other nominee, you must contact your broker, bank or other nominee in order to change your vote or obtain a proxy to vote your shares if you wish to cast your vote in person at the 2020 Annual Meeting.
Q:	How will my shares be voted if I return my Proxy Card or vote via telephone or Internet? What if I return my Proxy Card but do not provide voting instructions or if I complete the telephone or Internet voting procedures but do not specify how I want to vote my shares?
A:	Our Board of Directors has named H. Lynn Harton, our President and Chief Executive Officer, and Thomas A. Richlovsky, our Lead Director, as official proxy holders. They will vote all proxies, or record an abstention or withholding, in accordance with the directions on the proxy.

All shares represented by properly executed proxies, unless previously revoked, will be voted at the 2020 Annual Meeting as you direct.

If you sign and return your Proxy Card but give no direction or complete the telephone or internet voting procedures but do not specify how you want to vote your shares, with regard to Proposal 1, the shares will be voted “FOR ALL” director nominees; with regard to Proposal 2, “FOR” the advisory (nonbinding) vote on the compensation paid to our named executive officers (say-on-pay vote) and, with regard to Proposal 3, “FOR” the ratification of the appointment of PwC as our independent registered public accountants for 2020.

Q:	Who will count the votes?
A:	An inspector of elections will be appointed for the 2020 Annual Meeting who will tabulate votes cast by proxy or in person at the 2020 Annual Meeting as well as determine whether a quorum is present.
Q:	Where can I find voting results of the 2020 Annual Meeting?
A:	We will announce preliminary voting results at the 2020 Annual Meeting and publish final results on a Current Report on Form 8-K that we expect to file with the SEC within four business days after the 2020 Annual Meeting (a copy of which will be available on the Investor Relations section of our website, www.ucbi.com, under the link Financials & Filings > SEC Filings). If our final voting results are not available within four business days after the 2020 Annual Meeting, we will file a Current Report on Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the Current Report on Form 8-K within four business days after the final voting results are known to us.
Q:	Does the Board of Directors know of any other matters that might arise at the 2020 Annual Meeting?
A:	The Board of Directors knows of no matters to be presented at the 2020 Annual Meeting other than those set forth in the Notice of 2020 Annual Meeting of Shareholders enclosed herewith. However, if any other matters do come before the 2020 Annual Meeting, it is intended that the holders of the proxies will vote thereon in their discretion. Any such other matter will require for its approval the affirmative vote of a majority of votes cast by shares represented in person or by proxy and entitled to vote at such 2020 Annual Meeting, provided a quorum is present, or such greater vote as may be required under the Company’s Amended and Restated Certificate of Incorporation, our Bylaws or applicable law.
Q:	May I propose actions for consideration at the 2020 Annual Meeting of Shareholders or nominate individuals to serve as directors?
A:	Yes; however, to do so you must have given timely notice of the business in writing to the Corporate Secretary of the Company. To be timely, your notice must be delivered or mailed to and received at the principal offices of the Company on or before the later to occur of (i) 14 days prior to the 2020 Annual Meeting or (ii) 5 days after this notice is provided to you. Your notice to the Corporate Secretary must set forth a brief description of each matter of business that you propose to bring before the meeting and the reasons for conducting that business at the meeting; the name, as it appears on the Company’s books, and your address; the series or class and number of shares of our capital stock that are beneficially owned by you; and any material interest that you have in the proposed business. The chairman of the meeting shall have the discretion to declare to the meeting that any business proposed by a shareholder to be considered at the meeting is out of order and that such business shall not be transacted at the meeting if (i) the chairman concludes that the matter has been proposed in a manner inconsistent with the applicable section of the Bylaws or (ii) the chairman concludes that the subject matter of the proposed business is inappropriate for consideration by the shareholders at the meeting.
Q:	May I propose actions for consideration at the 2021 Annual Meeting of Shareholders or nominate individuals to serve as directors?
A:	You may submit proposals for consideration at future shareholder meetings, including director nominations. See Proposal 1: Election of Directors > Can shareholders recommend or nominate directors? and Shareholder Proposals for 2021 Annual Meeting of Shareholders for additional information.
Q:	Whom should I contact with questions about the 2020 Annual Meeting?
A:	If you have any questions about this Proxy Statement or the 2020 Annual Meeting, please contact Melinda Davis Lux, our General Counsel and Corporate Secretary at United Community Banks, Inc., Post Office Box 398, Blairsville, Georgia 30514-0398 or by telephone at (800) 822-2651. If you need help at the Annual Meeting because of a disability, please contact us at least one week in advance of the 2020 Annual Meeting at (866) 270-5900.

Q:	What information is available on the Internet?
A:	A copy of this Notice of 2020 Annual Meeting of Shareholders, our Proxy Statement, our 2019 Annual Report to Shareholders, our Annual Report on Form 10-K for the year ended December 31, 2019 and the Proxy Card or voting instruction form (the “Proxy Materials”) are available at www.proxyvote.com. You will need your Notice of Internet Availability or Proxy Card to access the Proxy Materials at www.proxyvote.com.

Additionally, we use our website, www.ucbi.com, as a channel of distribution for important Company information. We make available free of charge on our website (Investor Relations > Financials & Filings) our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements, ownership reports on Forms 3, 4 and 5 and any amendments to those reports as soon as practicable after we electronically file such reports with the SEC.

Information from our website is not incorporated by reference into this Proxy Statement.

PROPOSAL 1: ELECTION OF DIRECTORS

What is the structure of the Board of Directors?

Our Bylaws provide that the number of directors on the Board of Directors may range from eight to fourteen. The Board has set the current number of directors at ten. The number of directors may be increased or decreased from time to time by the Board by resolution, but no decrease shall shorten the term of an incumbent director. The terms of office for directors continue until the 2021 Annual Meeting of Shareholders and until their successors are elected and qualified. All of the directors of United also serve on the Board of the Bank.

How are directors identified and nominated?

The Nominating/Corporate Governance Committee is responsible for identifying, evaluating and recommending qualified director candidates, including the director slate to be presented to shareholders at the 2020 Annual Meeting, to our Board, which makes the ultimate election or nomination determination, as applicable. The Board of Directors nominates individuals for election to the Board based on the recommendations of the Nominating/Corporate Governance Committee. A candidate for the Board of Directors must meet the eligibility requirements set forth in United’s Bylaws and in any applicable Board or committee resolutions. See Can shareholders recommend or nominate directors? for information regarding how directors may be nominated by shareholders. The Nominating/Corporate Governance Committee may use a variety of methods to identify potential director candidates such as recommendations by our directors, management, shareholders or third-party search firms. The Company did not pay any fees to third parties in 2019 to identify or assist in identifying potential nominees.

Does the Board of Directors consider diversity when identifying director nominees?

Yes. The Nominating/Corporate Governance Committee considers qualifications and characteristics that it, from time to time, deems appropriate when it selects individuals to be nominated for election to the Board of Directors and seeks to obtain candidates who will provide a diversity of viewpoints, professional experience, education and skills that complement those already existing on the Board. These qualifications and characteristics include, without limitation, the individual’s interest in United, his or her United shareholdings, independence, integrity, business experience, education, accounting and financial expertise, age, race, ethnicity, gender, education, reputation, civic and community relationships and knowledge and experience in matters impacting financial institutions. In addition, prior to nominating an existing director for re-election to the Board, the Nominating/Corporate Governance Committee will consider and review an existing director’s Board and committee attendance and performance.

How are nominees evaluated; What are the threshold qualifications?

The Nominating/Corporate Governance Committee is charged with recommending to our Board of Directors only those candidates that it believes are qualified to serve on the Board consistent with the criteria for selection of new directors adopted from time to time by the Board.

In determining whether a candidate’s suitability for consideration for membership on the Board, the Nominating/Corporate Governance Committee reviews all proposed nominees for the Board, including those proposed by shareholders, in accordance with the mandate contained in its charter. The Nominating/Corporate Governance Committee assesses a candidate’s independence, background, and experience, as well as our current Board’s skill needs. With respect to incumbent directors considered for re-election, the Nominating/Corporate Governance Committee also assesses each director’s meeting attendance record and suitability for continued service. In addition, the Committee determines whether nominees are in a position to devote an adequate amount of time to the effective performance of director duties and possess the following threshold characteristics: informed judgment, integrity and accountability, record of achievement, understanding of the Company’s business or other related industries, a cooperative approach, loyalty, the ability to consult with and advise management and such other factors as the Nominating/Corporate Governance Committee determines are relevant considering the needs of the Board and the Company. The Nominating/Corporate Governance Committee recommends candidates, including those submitted by shareholders, only if it believes a candidate’s knowledge, experience, and expertise would strengthen the Board and that the candidate is committed to representing the long-term interests of all United shareholders.

Who are the nominees this year?

All nominees for election as directors at the 2020 Annual Meeting, consisting of the ten incumbent directors who were elected at the 2019 Annual Meeting of Shareholders, were nominated by the Board of Directors for election by shareholders at the 2020 Annual Meeting upon the recommendation of the Nominating/Corporate Governance

Committee. Our Board believes that each of the nominees can devote an adequate amount of time to the effective performance of director duties and possesses all of the threshold qualifications identified above. If elected, each nominee would hold office until the 2021 Annual Meeting of Shareholders or until his or her successor is elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal.

Set forth below is information on each director and nominee, their ages at the date of this Proxy Statement and the calendar year in which they first became a director, along with a summary of their experience, qualifications, attributes and skills that qualify them for service on the Board. All of the nominees for director are existing directors that have been nominated by the Board for re-election.

	Age	Business Experience During the Past Five Years and Other Information
Robert H. Blalock Director since 2000 Committee Membership Audit Nominating/ Corporate Governance	72
Mr. Blalock has been Chief Executive Officer of Blalock Insurance Agency, Inc. in Clayton, Georgia, since 1974. He served as an organizing director of First Clayton Bank and Trust when the bank was formed in 1988. He was a member of the board of directors and served on the Compensation and Audit Committees for First Clayton Bank and Trust, which was acquired by United in 1997, and was past Chairman of the board of directors. Mr. Blalock remains on the community bank board of United Community Bank — Clayton (the former First Clayton Bank and Trust) and joined United’s Board of Directors in 2000.

Mr. Blalock is a graduate of University of Georgia and served as an Infantry Officer in the United States Army. He served a tour of duty in Vietnam with the 101 Airborne Division. He was a member of the Rotary Club of Clayton board of directors from 1974 to 1991 and served as the club’s Vice President.

Mr. Blalock’s extensive knowledge and business experience, as well as involvement in our banking communities, provide critical insight to our Board. His experience and leadership of a small business in the Clayton community provides a much-needed perspective into a business community that is representative of a large portion of United’s service area. As a past member of the board of directors of First Clayton Bank and Trust, Mr. Blalock brings not only a rich history of banking leadership but a perspective of the bank acquisition process. The Board believes that Mr. Blalock’s 46 plus years of business experience and over 30 years of bank board experience make him well suited to serve on the Board of Directors.

	Age	Business Experience During the Past Five Years and Other Information
L. Cathy Cox Director since 2008 Committee Membership Executive Nominating/ Corporate Governance (Chair) Risk	61
Ms. Cox was appointed dean of Mercer University’s School of Law, Georgia’s oldest ABA-accredited law school, in 2017. Ms. Cox brings to the Mercer Law deanship a breadth and depth of experience in higher education, public service and the practice of law. Prior to this appointment, Ms. Cox served for ten years as President of Young Harris College, a private, liberal arts college in North Georgia. During her tenure at the college, she moved the college from two-year to four-year status, doubled student enrollment and the size of the faculty of the institution and added more than $100 million in new facilities to the campus. Prior to joining the college, Ms. Cox was twice elected to serve as the Georgia Secretary of State. In this role she served as Commissioner of Securities, overseeing the regulation of the securities industry within the state.

Ms. Cox was twice elected to the Georgia House of Representatives where she served on the House Judiciary Committee; Game, Fish and Parks Committee; State Institutions and Properties Committee; Georgia Code Revision Commission and various House study committees. Prior to her public service, Ms. Cox worked in the private practice of law, first as an associate with Hansell & Post in Atlanta, Georgia, and then as a partner with Lambert, Floyd & Conger in Bainbridge, Georgia. She started her professional career as a newspaper reporter. Ms. Cox holds an A.S. degree from Abraham Baldwin Agricultural College, an A.B.J. degree from University of Georgia and a J.D. degree from Mercer University School of Law. She was Editor-in-Chief of the Mercer Law Review. She serves on the boards of several statewide nonprofit and civic organizations.

Ms. Cox provides a unique combination of legal, governmental and educational experience to the Board of Directors. In her legal career, Ms. Cox served as legal counsel for community banks, hospitals and other businesses in Georgia. This, combined with her extensive government service, brings a depth of legal and governmental expertise to the Board. Her leadership in higher education demonstrates Ms. Cox’s vision and strong management skills and offers the perspective of key educational institutions to the Board. For these reasons, the Board of Directors believes Ms. Cox is well suited to serve on the Board.

	Age	Business Experience During the Past Five Years and Other Information
Kenneth L. Daniels Director since 2015 Committee Membership Audit Compensation Executive Risk (Chair)	68
Mr. Daniels began his career at First Union National Bank (now Wells Fargo) where he served as a Senior Commercial Loan Officer and Commercial Financial Analyst. In 1983, he joined BB&T and led various credit and risk management functions as the company grew from $2 billion to $187 billion in assets. In 2003, he was promoted to Chief Credit Risk and Policy Officer and later to Senior Risk Advisor, a position he held until his retirement in 2014.

Mr. Daniels is past President and Chair of both the Carolinas/Virginia Chapter and the Eastern North Carolina Chapter of the Risk Management Association (“RMA”). During his career, he served on the RMA’s National Agricultural Lending Council, the National Credit Risk Council, the Allowance for Loan and Lease Losses Roundtable and the Commercial Risk Grading Roundtable. He graduated from the RMA/Wharton Advanced Risk Management Program at The Wharton School of Business and also earned an M.B.A. degree at East Carolina University and a bachelor’s degree at the University of North Carolina, Chapel Hill.

Mr. Daniel’s 38 years as a banking leader and risk professional with extensive experience in loan portfolio management, regulatory requirements, policy development and data integrity provides the Board of Directors with a depth of banking and risk expertise and offers the perspective of a large regional banking institution to the Board. For these reasons, the Board of Directors believes Mr. Daniels is well suited to serve on the Board.

	Age	Business Experience During the Past Five Years and Other Information
Lance F. Drummond Director since 2018 Committee Membership Compensation Executive Nominating/ Corporate Governance Risk	65
Mr. Drummond began his career in 1976 at Eastman Kodak, where he held several senior management positions including Divisional Vice President and General Manager Dental Products, Divisional Vice President and Regional General Manager Professional Products — Latin American region, Corporate Vice President and Chief Operating Officer Professional Products Division. In 2002, Mr. Drummond joined Bank of America as the Service and Fulfillment Operations executive for Global Technology and Operations. In this role, he led more than 19,000 associates who provided end-to-end operations support to 55 million consumer households, 2 million small business relationships, 200,000 commercial clients, 6,100 banking centers and 18,000 ATMs. In 2007, Mr. Drummond became Bank of America’s Global Consumer and Small Business Banking eCommerce/ATM executive. From 2009 to 2011, Mr. Drummond served as the Executive Vice President of Human Resources and Shared Services at Fiserv, Inc. In this role, he led the human resources function for Fiserv’s 20,000 employees. Additionally, he oversaw many of the company’s shared services, including Fiserv Global Services’ 2,800 employees, located in India and Costa Rica. In 2011, Mr. Drummond accepted the position of Executive Vice President of Operations and Technology at TD Canada Trust and served in this capacity until he retired in January 2015. In his role at TD Canada Trust, he led a team of associates who delivered personal and small business loan underwriting, funding, discharges, deposit operations, fraud management, collections, digitization and image transformation, service quality (Lean Six Sigma) and project management office services for Canadian Banking including retail, business and wealth.

Mr. Drummond is an independent director on the board of directors of the Federal Home Loan Mortgage Corporation (commonly referred to as “Freddie Mac”) where he serves on the Audit Committee and Nominations and Governance Committee and is chair of the Technology Working Group. He is a member of the Public Board of Governors of the Financial Industry Regulatory Authority (FINRA). He is also board member of CurAegis Technologies Inc., where he serves on the Audit Committee. Mr. Drummond earned his bachelor’s degree in Business Management from Boston University, MBA from the Simon Business School at the University of Rochester, and MS degree in Management Science from MIT. He received the MIT Sloan Fellowship in 1994 and the Aspen Institute’s Henry Crown Fellowship in 1998. Mr. Drummond is the founder of Dreamseeds — a children’s performing arts program at YMCA of Greater Rochester. He was recipient of the Rochester Area Community Foundation Award in 2000 and Rochester Mayor Unsung Heroes Award in 2001. He also received the University of Rochester Simon Business School Distinguished Alumnus Award in 2005 and Charlotte American Diabetes Association Father of the Year in 2005.

Mr. Drummond brings to the Board of Directors 40 years of business as an executive level business leader with multi-industry and international experience. He specializes in business transforming strategy development and execution and organizational change for business-to-business and business-to-consumer Fortune 500 companies, with demonstrated success in manufacturing, technology and financial services industries. For these reasons, the Board of Directors believes Mr. Drummond is well suited to serve on the Board.

	Age	Business Experience During the Past Five Years and Other Information
H. Lynn Harton Director since 2015 Committee Membership Executive (Chair)	58
Mr. Harton serves as Chairman of the Board, President and Chief Executive Officer of both United and the Bank. Mr. Harton joined United in 2012 as Chief Operating Officer. He was named President and was elected to the Board in 2015, was named Chief Executive Officer of the Bank in 2017 and was named Chief Executive Officer of United in 2018. Mr. Harton was named Chairman of the Board in 2019.

Prior to joining United, Mr. Harton served as the Executive Vice President and Head of Commercial Banking-South of Toronto-Dominion Bank (“TD Bank”) from 2010 to 2012. From 2009 to 2010, Mr. Harton served as President and Chief Executive Officer of The South Financial Group (“TSFG”), and from 2007 to 2009 he served as TSFG’s Chief Risk and Chief Credit Officer. During his time at TSFG, Mr. Harton raised capital to support TSFG during the financial crisis, negotiated the sale of the company to TD Bank, and, post-sale, led the successful integration of TSFG into TD Bank. Prior to joining TSFG, Mr. Harton served from 2003 to 2007 as the Chief Credit Officer of Regions Financial Corporation and Union Planters Corporation. He also had previously held various executive positions at BB&T from 1983 to 2003.

Mr. Harton earned his bachelor’s degree from Wake Forest University and has participated in various executive programs at Duke University, Wharton, Columbia, Northwestern, University of North Carolina and University of South Carolina. He is a past member of both the RMA National Community Bank Council and the RMA Board of Directors. He also has served on a number of additional financial boards and committees throughout his career, including the Palmetto Business Forum, RMA National Credit Risk Council, CBA National Small Business Banking Committee, and the Equifax Small Business Financial Exchange.

With more than 30 years of experience in the banking industry, Mr. Harton has extensive experience with respect to lending, risk management, credit administration and virtually all other aspects of United’s business. Mr. Harton’s leadership, experience and good judgment make him well suited to serve on the Board of Directors.

	Age	Business Experience During the Past Five Years and Other Information
Jennifer K. Mann Director since 2018 Committee Membership Compensation (Chair)	49
Ms. Mann has been employed with SAS since 1998 and currently serves as Executive Vice President of Human Resources, where she is responsible for developing and guiding SAS’ human resources vision and articulating the organization’s strategy to help acquire, develop, reward and retain the best talent. Ms. Mann leads a global human resources organization that acts as a steward of the SAS culture and engages a global workforce of over 13,000 with diverse talents and skills. SAS has been ranked on the FORTUNE 100 Best Companies to Work For® list since the list’s inception. This recognition includes multiple number one rankings in the US, as well as the World’s Best Multinational Workplaces from Great Place to Work®, garnering accolades for SAS across the globe for its workplace culture and commitment to innovation. Her workplace culture insights have been shared in The Wall Street Journal, US World News and Report, CBS MoneyWatch.com, CBS Sunday Morning, CNN and The GREAT Workplace by Michael Burchell and Jennifer Robin. Ms. Mann was selected as a 2014 finalist for Chief Human Resources Officer of the Year by HRO Magazine. Prior to joining SAS, Ms. Mann held human resources leadership roles in industries such as high-tech manufacturing, healthcare and academia.

Ms. Mann serves on the advisory council at North Carolina State University’s Poole College of Management, as well as the board of directors for the North Carolina Marbles Kids Museum. She received her bachelor’s degree in Psychology and Business from Meredith College in Raleigh, North Carolina.

Ms. Mann provides a wealth of human resources experience to the Board of Directors. Her leadership in human resources demonstrates her vision and strong management skills and offers extensive human resources insight to the Board. For these reasons, the Board of Directors believes Ms. Mann is well suited to serve on the Board.

	Age	Business Experience During the Past Five Years and Other Information
Thomas A. Richlovsky Director since 2012 Lead Director Committee Membership Audit Executive Nominating/ Corporate Governance Risk	68
Mr. Richlovsky retired as Executive Vice President at PNC Financial Services Group Inc. (“PNC”) in 2011. He joined PNC upon its acquisition of National City Corporation in December 2008. Mr. Richlovsky was Chief Financial Officer, Treasurer and Principal Accounting Officer of National City at the time of its acquisition by PNC. During his 30-year tenure with National City, he assumed progressively greater responsibilities and gained extensive financial management, accounting and treasury expertise. Over that same period National City grew from approximately $5 billion in assets and 2,000 employees to $150 billion in assets and over 30,000 employees. Following the sale of National City to PNC, Mr. Richlovsky was appointed Executive Vice President of PNC and assisted in the integration of the two companies as well as managing several functional areas within the PNC finance group.

Mr. Richlovsky began his business career as an auditor in 1973 with Ernst & Ernst, a predecessor firm of Ernst & Young LLP, in Cleveland, Ohio. He has a bachelor’s degree from Cleveland State University and is a certified public accountant. He also completed graduate studies at The Stonier Graduate School of Banking at Rutgers University. During his business career he was active in numerous professional organizations, including the American Institute of Certified Public Accountants, Financial Executives Institute, Bank Administration Institute and National Investor Relations Institute. He continues to serve on the boards of several charitable and educational institutions.

Mr. Richlovsky has extensive experience in the financial services industry, having served in senior executive positions in finance, accounting and treasury at major banking organizations. Mr. Richlovsky’s expertise and experience in these finance-related areas of banking provide a valuable perspective making him well suited to serve on United’s Board of Directors.

	Age	Business Experience During the Past Five Years and Other Information
David C. Shaver Director since 2016 Committee Membership Audit (Chair) Compensation	70
Mr. Shaver is the founder and Chief Executive Officer of Cost Segregation Advisors, LLC, a national income tax advisory services company which was formed in Atlanta in 2006 and provides services to commercial real estate owners and leaseholders. Mr. Shaver was previously an initial partner with Tatum CFO Partners, now a division of Randstad and was also Chief Financial Officer and an equity partner of International Automotive Corp. Inc. Mr. Shaver also served as the Corporate Controller of The Home Depot, Inc., where he directed financial planning and operations, tax administration and reporting, inventory accounting and control, financial reporting and compliance, and other financial matters. Prior to his experience with The Home Depot, Inc., Mr. Shaver served as Controller for a W.R Grace Retail Group subsidiary and as Controller for Anomalous, Inc., an international subsidiary of Levi Strauss & Co. Mr. Shaver began his professional career in Atlanta, Georgia in 1972 as an auditor with Lybrand, Ross Bros. & Montgomery, a predecessor firm of PwC.

Mr. Shaver is active in his community as well and, for two years, devoted himself to forensic accounting and crisis management for his church in the office of the finance manager. Mr. Shaver received his bachelor’s degree from the University of Tennessee, is a certified public accountant licensed in Georgia and Tennessee and is a member of The American Institute of CPAs, Georgia Society of CPAs, and Tennessee Society of CPAs. Mr. Shaver qualifies as a financial expert on the Audit Committee.

Mr. Shaver has extensive accounting and finance experience, having served in senior executive positions in finance, accounting and taxes at major organizations including operating an advisory and accounting practices firm. Mr. Shaver’s expertise and experience in these finance-related areas provide a valuable perspective to United’s Board of Directors making him well suited to serve on the Board.

Tim R. Wallis Director since 1999 Committee Membership Compensation	68
Mr. Wallis has been President of Wallis Printing in Rome, Georgia since 1985 and has been with the company since 1974. In addition to serving on the Board of Directors of United, Mr. Wallis also serves as Chairman on the community bank board of United Community Bank — Rome. He has served on the board of directors of the Printing and Imaging Association of Georgia (“PIAG”) and was Chairman of the association’s Government Relations Committee. In this capacity he worked directly with PIAG legislative liaisons at both the state and national levels. Mr. Wallis currently serves on the Georgia Chamber of Commerce board of directors and was formerly on the board of governors where he was the chair for northwest Georgia. Additionally, Mr. Wallis has significant investment interests in retail shopping centers throughout the Southeast. He also has served on the Darlington School Board of Trustees, Georgia Southern University Foundation Board of Trustees, Rome/Floyd YMCA Board of Trustees and the United Way of Rome and Floyd County Board of Trustees. He is a graduate of Georgia Southern University.

Mr. Wallis has been a community leader and long-term owner of a small business. With United’s interest in small business and commercial banking, Mr. Wallis brings a valuable perspective and insight to the Board of Directors. His varied experience in a number of community boards, as well as his service on the United Community Bank — Rome community bank board, gives the Board of Directors a focus on the needs of our mid-size banking communities and the business owners within those communities. For these reasons, as well as his experience with statewide commerce, the Board of Directors believes Mr. Wallis is well suited to serve on the Board.

	Age	Business Experience During the Past Five Years and Other Information
David H. Wilkins Director since 2016 Committee Membership Risk	73
Ambassador Wilkins is a partner at Nelson Mullins Riley & Scarborough LLP in Greenville, South Carolina and chairs the Public Policy and International Law practice group with a special focus on U.S. — Canada interests. He proudly served as U.S. ambassador to Canada from June 2005 to January 2009, appointed by President George W. Bush. Since returning to South Carolina from Canada, Ambassador Wilkins spent six years chairing the Clemson University Board of Trustees and remains an active member of that board. Additionally, he has served as a director on several corporate boards over the past ten years. He is a member of both the South Carolina Bar Association and the American Bar Association. In 2010, then South Carolina’s Governor-elect Nikki Haley tapped Mr. Wilkins to chair her government transition team. First elected in 1980, Ambassador Wilkins served 25 years in the South Carolina House of Representatives. He was elected speaker in 1994 — a position he held for 11 years until he resigned for his ambassadorship post. He is the recipient of numerous awards including the state’s highest honor, the Order of the Palmetto. Mr. Wilkins received his bachelor’s degree from Clemson University and his J.D. degree from University of South Carolina School of Law.

Mr. Wilkins has extensive legal, regulatory and governance experience, having served in a senior position in a law firm, U.S. Ambassador and State House of Representatives. Mr. Wilkins’ legal and governance experience provides a valuable perspective to United’s Board of Directors making him well suited to serve on the Board.

Can shareholders recommend or nominate directors?

Yes. The Board of Directors and Nominating/Corporate Governance Committee of the Board will consider all director nominees properly recommended by any United shareholders in accordance with the standards described herein. Any shareholder wishing to recommend a candidate for consideration as a possible director nominee for election at an upcoming meeting of shareholders must provide timely, written notice to the Board of Directors in accordance with the procedures available on United’s website, www.ucbi.com. The following is a summary of these procedures:

•	In order to be considered timely, a nomination for the election of a director must be received by United no less than 120 days before the anniversary of the date United’s Proxy Statement was mailed to shareholders in connection with the previous year’s Annual Meeting.
•	A shareholder nomination for director must set forth, as to each nominee such shareholder proposes to nominate:
○	The name and business or residence address of the nominee;
○	The number of shares of Common Stock of United which are beneficially owned by the person;
○	The total number of shares that, to the knowledge of the nominating shareholder, would be voted for such person; and
○	The signed consent of the nominee to serve, if elected.
•	A shareholder nomination for director must also set forth, as to each nominee such shareholder proposes to nominate:
○	The name and residence address of the nominating shareholder; and
○	The class and number of shares of Common Stock of United which are beneficially owned by the nominating shareholder.

Written notices shall be sent to the Corporate Secretary, United Community Banks, Inc., Post Office Box 398, Blairsville, Georgia 30514-0398. There were no director nominations proposed for the 2020 Annual Meeting by any shareholder.

What if a nominee is unwilling or unable to serve?

If any nominee withdraws or for any reason is not able to serve as a director, the proxy will be voted for such other person as may be designated by the Board of Directors as a substitute nominee but in no event will the proxy be voted for more than ten nominees. Management of United has no reason to believe that any nominee will not serve if elected. All of the nominees are currently directors of United.

Are there any family relationships between any of the directors, executive officers or nominees?

There are no family relationships between any director, executive officer (as defined by Item 401 of Regulation S-K) or nominee for director of United.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
“FOR ALL” OF THE 10 NOMINEES NAMED IN PROPOSAL 1.

CORPORATE GOVERNANCE

What governance practices are in place to promote effective independent Board leadership?

The Board of Directors has adopted several governance practices to promote effective independent Board leadership, such as:

•	Independent Lead Director – Because our Chairman is an employee director, the Board of Directors has selected a Lead Director from among the independent directors based on the recommendation of the Nominating/Corporate Governance Committee. Recognizing the importance of having a strong independent board leadership structure to ensure accountability, Mr. Richlovsky has been designated by the Board as our Lead Director. The Board of Directors believes having a Lead Director is a valuable addition to our Board structure and facilitates the effective performance of the Board in its role providing governance and independent oversight. The Company is led by H. Lynn Harton, who serves as Chairman of the Board, President and Chief Executive Officer. Mr. Harton joined United in 2012 as Chief Operating Officer. He was named President and was elected to the Board in 2015, was named Chief Executive Officer of the Bank in 2017 and was named Chief Executive Officer of United in 2018. Mr. Harton was named Chairman of the Board in 2019. The Board of Directors believes that Mr. Harton’s service as both Chairman of the Board and Chief Executive Officer is in the best interest of our Company and its shareholders.
•	Committee Structure; Annual Self-Evaluations and Board Succession Planning - The Board of Directors believes that it and its standing Board Committees provide an appropriate framework for overseeing the Company’s management and operations and strike a sound balance with appropriate oversight. The Board and each standing committee annually perform self-evaluations using a process approved by the Nominating/Corporate Governance Committee. In addition, directors are asked to provide candid feedback on individual members of the Board to the Chairperson of the Nominating/Corporate Governance, the Chairman of the Board or the Lead Director, who then meet to discuss individual director performance and succession considerations and any necessary follow-up actions. The Board of Directors is collegial, and all members of the Board are well engaged in their responsibilities. All members express their views and are open to the opinions expressed by other directors.
•	Regularly Scheduled Independent Director Sessions - The Company’s nonmanagement directors regularly meet in executive session and typically these meetings are held in conjunction with a Board meeting. Mr. Richlovsky, as Lead Director, presides over all executive sessions of the nonmanagement and the independent directors.
•	Annual Chief Executive Officer (“CEO”) Performance Evaluations - Each year, the Compensation Committee meets to evaluate the Chief Executive Officer’s performance prior to making compensation decisions relative to the CEO. All independent directors, including the Lead Director, are invited to provide input into this discussion.
•	Code of Ethical Conduct - In addition to a Code of Ethics applicable to all of our employees, United has adopted a Code of Ethical Conduct designed to promote ethical conduct which includes, among other members of our executive and senior management and Board, United’s Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer. The Code of Ethical Conduct complies with the federal securities law requirements as well as Nasdaq listing standards. United’s Code of Ethical Conduct is available on our website, www.ucbi.com, where we would also post any such amendments or waivers to the Code of Ethical Conduct.

What is the Board of Directors’ role in risk oversight?

United believes its risk management structure facilitates careful oversight of risk to United. Risk oversight of United is the responsibility of the Board of Directors. In such capacity, the Board receives and discusses regular reports prepared by United’s executive management, including the Chief Risk Officer, on areas of material risk to United. The Board of Directors (or the appropriate committee in the case of risks that are under the purview of a particular committee) uses these reports to enable it to understand the risk identification, risk management and risk mitigation strategies being used by United and to ensure that the strategies are implemented appropriately.

To further support the risk management function, United also has a Risk Committee comprised solely of independent directors. The Risk Committee assists the Board of Directors in its general oversight of the Company’s risk management processes and is responsible for an integrated effort to identify, assess and manage or mitigate material risks facing the Company. The Risk Committee’s primary functions include monitoring and reviewing United’s enterprise risk management processes, strategies, policies and practices to identify emerging risks, evaluate the adequacy of United’s risk management functions and make recommendations to management and the Board in order to effectively manage risks.

Does United have an Executive Committee? What are its responsibilities?

Yes. Under the Company's Bylaws, the Board has the authority to appoint, from its ranks, an Executive Committee. United’s Executive Committee consists of Directors Harton (Chair), Richlovsky (Lead Director), Cox, Daniels and Drummond. The Executive Committee has the responsibility to exercise, during the intervals between meetings of the Board, any and all of the powers and authority of the Board in United’s management and affairs to the extent permitted by applicable law. Under applicable Georgia law, the Executive Committee may not approve or propose to shareholders action that is required to be approved by shareholders, fill vacancies on the Board of directors, amend United’s articles of incorporation except, to the extent authorized by action of the Board, it may amend the articles of incorporation to fix the designations, preferences, limitations and relative rights of shares or increase or decrease (but not below the number then outstanding) the number of shares contained in a series of shares or adopt, amend or repeal bylaws. The Executive Committee’s responsibilities are set forth in a written charter that has been adopted by the Board, a copy of which is available on the Investor Relations > Corporate Governance section of our website (www.ucbi.com).

What functions are performed by the Audit, Compensation, and Nominating/Corporate Governance Committees?

The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating/Corporate Governance Committee, each with a Board-adopted written charter available on the Investor Relations > Corporate Governance section of our website (www.ucbi.com). Current information regarding these committees is set forth below. In addition to the functions outlined below, each such committee performs an annual self-evaluation, periodically reviews and reassesses its charter, and evaluates and makes recommendations concerning any shareholder proposals that are within the committee’s expertise. In addition to these committees, we also have a Risk Committee and an Executive Committee.

Name of Committee and Members	Committee Functions
Audit Membership Mr. Blalock Mr. Daniels Mr. Richlovsky Mr. Shaver (Chair) 2019 Meetings: 11	•	Selects the independent auditor;
•
Annually evaluates the independent auditor’s qualifications, performance, and independence, as well as the lead audit partner; discusses the nature, scope and rigor of the audit process; and reviews the annual report on the independent auditor’s internal quality control procedures and any material issues raised by its most recent review of internal quality controls;

	•	Preapproves audit engagement fees and terms and all permitted nonaudit services and fees, and discusses the audit scope and any audit problems or difficulties;
	•	Sets policies regarding the hiring of current and former employees of the independent auditor;
	•	Discusses the annual audited and quarterly unaudited financial statements with management and the independent auditor;
•
Reviews with management and auditors the quality and adequacy of our internal control over financial reporting, and establishes procedures for receipt, retention and treatment of complaints regarding accounting or internal controls;

	•	Discusses the types of information to be disclosed in earnings press releases and provided to analysts and rating agencies;
	•	Discusses policies governing the process by which risk assessment and risk management are undertaken;
	•	Reviews internal audit activities, projects and budget;
	•	Oversees the effectiveness of our compliance and ethics programs;
	•	Discusses with our general counsel legal and regulatory matters having an impact on financial statements; and
	•	Furnishes the committee report required in our Proxy Statement.
Compensation Membership Mr. Daniels Mr. Drummond Ms. Mann (Chair) Mr. Shaver Mr. Wallis 2019 Meetings: 6	•	Reviews and approves corporate goals and objectives relevant to compensation of the Company’s executive officers;
	•	Determines executive officer compensation and recommends director compensation for Board approval;
	•	Oversees overall compensation philosophy and principles ;
	•	Establishes short-term and long-term incentive compensation programs for executive officers and approves all equity awards;
	•	Oversees share ownership guidelines and holding requirements for Board members and executive officers;
	•	Oversees the performance evaluation process for executive officers;
•
Reviews and discusses disclosure regarding executive compensation, including Compensation Discussion and Analysis and compensation tables (in addition to preparing the report on executive compensation for our Proxy Statement);

	•	Reviews the results of any shareholder advisory votes regarding the Company’s executive compensation program and recommend to the Board how to respond to such votes;
	•	Selects and determines fees and scope of work of its compensation consultant; and
	•	Oversees and evaluates the independence of its compensation consultant and other advisors.

Name of Committee and Members	Committee Functions
Executive Membership Ms. Cox Mr. Daniels Mr. Drummond Mr. Harton (Chair) Mr. Richlovsky 2019 Meetings: 5	•
Subject to certain limitations, has the responsibility to exercise, during the intervals between meetings of the Board, any and all of the powers and authority of the Board in United’s management and affairs.

Nominating/Corporate Governance Membership Mr. Blalock Ms. Cox (Chair) Mr. Drummond Mr. Richlovsky 2019 Meetings: 5	•	Reviews and recommends, as appropriate, changes to the size, composition and operation of the Board and its committees;
	•	Develops and recommends criteria for selecting new directors;
	•	Identifies, screens and recommends to our Board individuals qualified to serve on our Board;
	•	Recommends Board committee structure and membership, including the recommendation of a Lead Director;
	•	Assists the Board with succession planning;
	•	Develops, recommends and annually assesses corporate governance policies, practices and guidelines and makes recommendations for changes to the Board;
	•	Monitors the Company’s strategies in light of corporate stewardship and environmental, social, and governance principles; and
	•	Oversees the process governing annual Board, committee and director evaluations.
Risk Membership Ms. Cox Mr. Daniels (Chair) Mr. Drummond Mr. Richlovsky Mr. Wilkins 2019 Meetings: 4	•	Assists the Board in its general oversight of the Company’s risk management processes;
	•	Responsible for an integrated effort to identify, assess and manage or mitigate material risks facing the Company;
	•	Monitors and reviews United’s enterprise risk management processes, strategies, policies and practices to identify emerging risks;
	•	Evaluates the adequacy of United’s risk management functions; and
	•	Makes recommendations to management and the Board in order to effectively manage risks.

Does United have an audit committee financial expert serving on its Audit Committee?

Yes. Our Board has determined that each of Messrs. Richlovsky and Shaver is an “Audit Committee financial expert” as that term is defined in the regulations promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”). Additionally, the Board has determined that all members of the Audit Committee are able to read and understand fundamental financial statements within the meaning of Nasdaq’s Audit Committee requirements. The SEC has determined that designation as an Audit Committee financial expert will not cause a person to be deemed to be an “expert” for any other purpose.

How often did the Board meet in 2019?

During 2019, our Board met 5 times.

Did each of our incumbent directors attended at least 75% of the total of all meetings of the Board and the committees on which he or she served during the period for which he or she was a director and a member of each applicable committee during 2019?

Yes. During 2019, each incumbent director attended at least 75% of the total of all meetings of the Board and the committees on which he or she served during the period for which he or she was a director and a member of each applicable committee.

What is United’s policy regarding Board member attendance at the 2020 Annual Meeting?

The Company expects each member of the Board to attend each annual meeting of shareholders unless attendance is not feasible due to unavoidable circumstances. It is possible that, due to concerns regarding COVID-19, members of our Board may attend the 2020 Annual Meeting by telephone or electronic means. All persons serving as Board members at the time attended the Company’s 2019 Annual Meeting of Shareholders.

Does United have a management succession plan?

Yes. Our Board of Directors oversees our long-term management development and succession. Management maintains procedures that would be implemented upon the sudden departure of one or more of our executive team, including the Chief Executive Officer. The program focuses on key positions and succession elements, including identification of potential successors for positions when it is determined that internal succession is appropriate, assessment of each potential successor’s level of readiness and preparation of individual growth and development plans. Management’s plans are periodically reviewed by the Board. Our planning encompasses not only our CEO and other executive officers but all employees through the front-line supervisory level. With respect to CEO succession planning, our long-term business strategy is also considered.

Are there share ownership guidelines and holding requirements for Board members and executive officers?

Yes. See Director Compensation and Executive Compensation > Compensation Discussion and Analysis > Share Ownership Guidelines for additional information of our share ownership guidelines and holding requirements for Board members and executive officers. Administrative details pertaining to these matters are established by the Compensation Committee.

Does United have a policy regarding hedging?

Yes. Our policy prohibits Board members and employees (including our executive officers) from (1) pledging United securities as collateral, (2) holding United securities in a margin account, and (3) hedging against any decrease in the market value of equity securities issued by United and held by them, such as entering into or trading prepaid variable forward contracts, equity swaps, collars, puts, calls, options, exchange funds or other derivative instruments related to United stock.

How can I communicate with the Board of Directors?

The Board of Directors maintains a process for shareholders to communicate with the Board. Shareholders wishing to communicate with the Board should send any communication in writing to the Corporate Secretary, United Community Banks, Inc. Post Office Box 398, Blairsville, Georgia 30514-0398. Any such communication must state the number of shares beneficially owned by the shareholder making the communication. The communication will be forwarded to the full Board or to any individual director or directors to whom the communication is directed unless the communication is illegal or otherwise inappropriate, in which case the communication will be disregarded.

Where can I find more information about United’s corporate governance practices?

Our governance-related information is available on the Investor Relations > Corporate Governance section of our website (www.ucbi.com) including our Code of Ethics, the charter of each of the Audit Committee, the Compensation Committee, the Nominating/Corporate Governance Committee, the Risk Committee and the Executive Committee. This information is available in print to any shareholder who sends a written request to: Investor Relations, United Community Banks, Inc., Post Office Box 398, Blairsville, Georgia 30514-0398.

DIRECTOR COMPENSATION

The following summarizes the compensation earned by or paid to each person who served as a nonemployee member of our Board of Directors during all or any part of 2019. Mr. Harton was not separately compensated for his service on the Board. See Executive Compensation for information regarding Mr. Harton’s employee compensation. Directors of the Company also serve on the Board of United Community Bank and receive no additional compensation related to their service on the Bank’s Board. In addition, we reimburse directors for certain fees and expenses incurred in connection with continuing education activities and for travel and expenses related to United business.

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation(3)	Total
Robert H. Blalock	$51,250	$50,018	$1,400	$102,668
L. Cathy Cox	65,750	50,018	—	115,768
Kenneth L. Daniels	78,500	50,018	—	128,518
Lance F. Drummond	57,250	50,018	—	107,268
Jennifer K. Mann	61,000	50,018	—	111,018
Thomas A. Richlovsky	92,500	50,018	—	142,518
David C. Shaver	62,250	50,018	1,400	113,668
Tim R. Wallis	46,000	50,018	1,600	97,618
David H. Wilkins	50,000	50,018	—	100,018
(1)	The annual cash retainer fees may be deferred pursuant to United’s Deferred Compensation Plan. No director, other than Mr. Blalock, elected to defer his or her 2019 annual director cash compensation.
(2)	Represent the grant date fair value of time-based restricted stock units awarded on June 1, 2019 (1,509 underlying shares valued at $26.51 per share, the price of United’s Common Stock on that date) and on September 9, 2019 (372 underlying shares valued at $26.92 per share, the price of United’s Common Stock on that date), in each case computed in accordance with FASB ASC Topic 718. See Note 23 of our annual consolidated financial statements included our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 27, 2020 for information regarding assumptions made in the valuation of these awards. These awards have a one-year vesting term. As of December 31, 2019, each of the persons listed in the table above had 1,881 total unvested TRSUs outstanding.
(3)	Represents fees paid for service on one or more of United’s community bank boards.

Nonemployee directors received an annual cash retainer fee for their service on the Board as well as incremental annual cash retainer fees relative to committee duties and responsibilities. Cash retainer fees are paid quarterly. The following table summarizes 2019 components of annual director cash compensation.

	Effective as of 1Q2019 Payment	Effective as of 4Q2019 Payment
Director	$40,000	$40,000
Lead Director	25,000	25,000
Audit Committee Member	10,000	10,000
Audit Committee Chair	12,500	12,500
Risk Committee Member	10,000	10,000
Risk Committee Chair	12,500	12,500
Corporate Governance / Nominating Committee Member	—	5,000
Corporate Governance / Nominating Committee Chair	6,000	8,000
Talent & Compensation Committee Member	6,000	6,000
Talent & Compensation Committee Chair	10,000	10,000

The forms and amounts of director compensation outlined above were recommended by the Compensation Committee, and approved by the Board, after considering market data and recommendations of the Committee’s compensation consultant, which utilized the same peer group used in connection with establishing the compensation of our executive officers.

To directly align the interests of our nonemployee directors with the interests of the shareholders, our Board has adopted stock ownership guidelines that require each nonemployee director to maintain a minimum ownership interest in the Company. The current ownership guideline requires that a director acquire and maintain shares with a value of at least three times his or her annual cash retainer within five years of election to the Board. When the ownership guideline is increased, incumbent nonemployee directors are allowed an additional year to acquire the incremental multiple. Until reaching the share ownership target, nonemployee directors must retain a minimum of 25% of the stock granted to them in any one year.

DIRECTOR INDEPENDENCE

Is United subject to the Nasdaq governance rules regarding director independence?

Yes. We comply with Nasdaq corporate governance standards, including:

•	The requirement that our Board include a majority of independent directors;
•	The requirements that we have a compensation committee; and
•	The requirement that director nominees be selected by either majority of a company’s independent directors or by a committee composed entirely of independent directors.

We also are subject to the Nasdaq and SEC rules that require full independence of our Audit Committee as well as the requirement for regular executive sessions by the independent directors.

How does the Board of Directors determine director independence?

The Board of Directors determines the independence of each director and director nominee in accordance with guidelines it has adopted, which include all elements of independence set forth in the Nasdaq listing standards and SEC rules. The Board first considers whether any director or nominee has a relationship covered by the Nasdaq listing standards that would prohibit an independence finding for Board or committee purposes. Any director who has a material relationship with United or its management is not considered to be independent.

Are all of the directors and nominees independent?

Our CEO, H. Lynn Harton is our only nonindependent director. Our Board has affirmatively determined that nine of our ten director nominees, namely Directors Blalock, Cox, Drummond, Daniels, Mann, Richlovsky, Shaver, Wallis and Wilkins, are independent under Nasdaq listing standards and our additional independence considerations. Our Board has made a determination as to each independent director that no relationship exists which, in the opinion of the Board, would interfere with the exercise of the director’s independent judgment in carrying out his or her responsibilities as a director. In making these determinations, our Board reviewed and discussed information provided by the directors and the Company regarding each director’s business and personal activities as they may relate to the Company, its management and/or its independent registered public accounting firm. The Board also has determined that each person who currently serves or who served in 2019 on the Audit Committee, the Compensation Committee and the Nominating/Corporate Governance Committee meets or met, as applicable, the Nasdaq independence requirements for membership on those committees and, as to the Audit Committee, SEC rules.

In reaching the determination that Mr. Wilkins is independent, the Board considered that during 2019, United paid $486,329 to the law firm Nelson Mullins Riley & Scarborough (“NMRS”) for various legal services. Mr. Wilkins is a partner in NMRS. The Audit Committee and Board were aware of this relationship when NMRS was approved to perform legal work for the Company. The fees paid to NMRS amount to less than one-tenth of 1% of that firm’s total revenue and did not exceed established thresholds that are incompatible with Mr. Wilkins being considered independent, as set under the rules of Nasdaq and applicable provisions of the Exchange Act. Mr. Wilkins performed no legal work for the Company and received no compensation related to the engagement.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

Does the Board of Directors have a related-party transactions approval policy?

United has a written related person transaction policy that governs the review, approval and ratification of any transaction that would be required to be disclosed by United pursuant to Item 404 of Regulation S-K under the Securities Act of 1933. United’s Board or the Audit Committee of the Board must approve all such transactions under the policy.

Prior to entering into such a related person transaction or an amendment thereof, the Board or Audit Committee must consider all of the available relevant facts and circumstances including, if applicable, benefits to United, the impact of a transaction on a director’s independence, the availability of other sources for comparable products or services, the terms of the transaction and the terms available to or from unrelated third parties or employees generally, as the case may be. No member of the Board or Audit Committee shall participate in any review, consideration or approval of any related person transaction with respect to which such member or any of his or her immediate family members is a related person.

Except as set forth below, neither United’s Board nor the Audit Committee has approved any related person transactions during the past three years in accordance with United’s written related person transaction policy.

What related-party transactions existed in 2019 or are planned for 2020?

There were no related person transactions in 2019 except as follows:

During 2019, United paid $486,329 to the law firm NMRS for various legal services. Director Wilkins is a partner in NMRS. The Audit Committee and Board were aware of this relationship when they approved NMRS to perform legal work for the Company. The fees paid to NMRS amount to less than one-tenth of 1% of that firm’s total revenue and did not exceed established thresholds that are incompatible with being considered independent, as set under the rules of Nasdaq and applicable provisions of the Exchange Act. Mr. Wilkins performed no work for the Company and received no compensation related to the engagement. The Board considered this relationship in determining that Mr. Wilkins is an independent member of the Board and Nominating/Corporate Governance Committee for 2019, as contemplated by Nasdaq and applicable provisions of the Exchange Act.

EXECUTIVE COMPENSATION

This section provides details of compensation during 2019 for our Named Executive Officers (“NEOs”): H. Lynn Harton (President and Chief Executive Officer), Jefferson L. Harralson (Executive Vice President and Chief Financial Officer), Robert A. Edwards (Executive Vice President and Chief Risk Officer), Richard W. Bradshaw (Executive Vice President and Chief Banking Officer), Bradley J. Miller (Executive Vice President and General Counsel) and Jimmy C. Tallent (Executive Chairman).

Compensation Discussion and Analysis

Overview of Compensation Program

Our Compensation Committee has the responsibility for determining the compensation that is paid or awarded to our Company’s Executive Officers (for purposes of this Proxy Statement, the term “executive officer” means the executive leadership of the Company, including the NEOs). Our Compensation Committee consists of five current independent members of the Board. Our Compensation Committee strives to ensure that the executive compensation program is designed to serve the long-term interests of our shareholders. To deliver superior shareholder returns, we believe it is critical to offer a competitive compensation package that will attract, retain, and motivate experienced executives with the requisite expertise. Our program is designed to balance the short-term and long-term components and thus incent achievement of our annual and long-term business strategies, to pay for performance, and to maintain our competitive position in the markets in which we compete for executive talent.

Compensation Best Practices

We strive to align our executives’ interests with those of our shareholders and to follow sound corporate governance practices. We believe our compensation program strikes the appropriate balance between using responsible pay practices and appropriately incentivizing our executives to create value for our shareholders. This balance is evidenced by the following:

Compensation Practice	United Policy
Pay for Performance
A significant portion of targeted direct compensation is linked to the financial performance of key metrics – operating earnings per share, ratio of nonperforming assets to total assets, our operating efficiency ratio and our customer satisfaction rating. All of our annual bonus compensation and equity incentive compensation is performance based. See Overview of Compensation Program > Pay for Performance for additional information.

Robust Share Ownership Guidelines and Holding Requirements	Our share ownership guidelines and holding requirements create further alignment with shareholders’ long-term interests. See Stock Ownership Guidelines for additional information.
No Employment Agreements	Although we do have a severance program and severance agreements, we have no employment agreements with any of our NEOs and therefore, no excise tax gross-ups.
Multi-Year Vesting Period for Long-Term Incentive Awards	Time-based restricted stock unit and performance-based restricted stock unit awards generally have a 4-year vesting period.
“Double-Trigger” Provisions	Our severance arrangements and equity awards for our NEOs include a “double-trigger” vesting provision upon a change in control.
Clawback Policy
The Board has adopted a policy relating to the “clawback” of incentive compensation paid to our NEOs and other members of senior management in the event of certain restatements of our financial statements. Under that policy, the Board will, to the fullest extent permitted by applicable law, in all appropriate cases, require reimbursement of any bonus paid or incentive compensation awarded to the executive and/or cause the cancellation of unvested equity awards previously granted to the executive if: (1) the amount of the bonus or incentive compensation was calculated based on the achievement of financial results that were subsequently the subject of a material restatement; (2) the executive engaged in intentional misconduct that caused or partially caused the need for the

Compensation Practice	United Policy

restatement; and (3) the amount of the bonus or incentive compensation that would have been awarded to the executive had the financial results been properly reported would have been lower than the amount actually awarded.

No Hedging or Pledging United Securities or Holding United Securities in Margin Accounts
We have a policy that prohibits our employees, officers and directors from engaging in short sales or trading in puts, calls and other options or derivatives with respect to our securities. See “Corporate Governance > Does United have a policy regarding hedging?”

No Tax Gross-Ups	We do not provide tax gross-up payments to NEOs.
No Repricing of Stock Options Without Shareholder Approval	Our Key Employee Stock Option Plan prohibits repricing stock options without shareholder approval.
Annual Compensation Risk Assessment	At least annually, our Compensation Committee assesses the risk of our compensation program.

Pay for Performance

Consistent with our philosophy, and as illustrated below, a significant portion of annualized target total direct compensation for our NEOs in 2019 was performance based and linked to changes in our stock price.

CEO

LTI, 23%
Base Salary, 34%
STO, 10%
STI, 33%

Variable / At Risk
56%

Other NEOs [1]
(Average)

LTI, 20%
Base Salary, 46%
STO, 8%
STI, 26%

Variable / At Risk
46%

(1)	Excludes Miller and Tallent as the compensation of both NEOs had special circumstances relate to 2019.

Legend:

STI — 2019 Annual Nonequity Incentive

STO — Long-Term Time-Based Equity Incentive (TRSUs)

LTI — Long-Term Performance-Based Equity Incentive (PRSUs)

Annual Nonequity Incentives Earned in 2019

With the exception of Mr. Miller, during 2019, each NEO earned a payout under our Annual Nonequity Incentive Program of 147.5% of his target payout level.

The four selected corporate performance objectives with regard to our Annual Nonequity Incentive Program, the assigned weight for each objective and the threshold, target and maximum performance level for each objective, as well as our strong financial performance under each objective for 2019, were as follows:

Performance Objective	Overall Weight (%)	2019 Corporate Performance Levels			2019 Actual
		Threshold	Target	Maximum
Operating Earnings per Share	40.0	$2.22	$2.30	$2.35	$2.38	(2)
NPAs / Total Assets(1)	25.0	0.58%	0.40%	0.30%	0.28%
Operating Efficiency Ratio	20.0	58.00%	56.00%	54.00%	54.50	%(2)
Customer Satisfaction Rating	15.0	95.50%	96.25%	97.00%	97.73%
(1)	Nonperforming Assets / Total Assets metric excludes restructured loans.
(2)	Both our operating earnings per share and operating efficiency ratio excludes merger-related and other charges. The table below summarizes the reconciliations of these non-GAAP measures to the most directly comparable measures as reported in accordance with GAAP. Please also see related disclosures in United’s Annual Report on Form 10-K for the year ended December 31, 2019 for the non-GAAP to GAAP reconciliation and other relevant information.
For the year ended December 31, 2019
Diluted income per common share reconciliation
Diluted income per common share (GAAP)	$2.31
Merger-related and other charges	0.07
Diluted income per common share - operating	$2.38

Efficiency ratio reconciliation
Efficiency ratio (GAAP)	55.77%
Merger-related and other charges	(1.27)
Efficiency ratio – operating	54.50%

See 2019 Executive Compensation Components > Annual Nonequity Incentives for additional information regarding each NEOs annual nonequity incentive earned in 2019.

Long-Term Equity Incentives Granted in 2019

Our 2019 awards were made in restricted stock units that consisted of 70% performance-based restricted stock units, or “PRSUs,” and 30% time-based restricted stock units, or “TRSUs,” as shown in the table below:

Name	Target Award as % of Base Salary (%)	2019 Annual Equity Incentive Award (PRSUs) (#)	Fair Value of 2019 Annual Equity Incentive Award (PRSUs) ($)	2019 Annual Equity Incentive Awards (TRSU) (#)	Fair Value of 2019 Annual Equity Incentive Award (TRSUs) ($)
H. Lynn Harton	100	19,947	526,800	8,520	225,013
Jefferson L. Harralson	70	7,633	201,588	3,261	86,123
Richard W. Bradshaw	60	5,985	158,064	2,556	67,504
Robert A. Edwards	60	5,985	158,064	2,556	67,504
Bradley J. Miller	40	3,039	80,260	1,298	34,280
Jimmy C. Tallent	—	—	—	—	—

The performance measure selected by the Compensation Committee for the PRSUs is our return on average assets for the applicable calendar year relative to the designated peer group as adjusted by the TSR modifier relative to the same designated peer group.

See 2019 Executive Compensation Components > Long-Term Equity Incentives for additional information regarding each NEOs long-term equity incentive granted in 2019.

Significant Compensation-Related Actions

The most significant recent compensation-related actions pertaining to our NEOs include:

•	Our annual equity incentive awards and nonequity incentive allow the clawback of performance-based incentive compensation paid or awarded to a NEO in the case of a material financial restatement of our consolidated financial statements resulting from fraud or intentional misconduct on the part of the executive officer.
•	Beginning with long-term incentive awards made in 2018, we changed the performance metric to one that is based upon our return on average assets for the applicable calendar year relative to the designated peer group of companies, shown below, as adjusted by the total shareholder return (“TSR”) modifier.

Shareholder Response

The most recent shareholder advisory vote on our NEO compensation was held at our 2019 Annual Meeting of Shareholders on May 8, 2019. Excluding abstentions and broker nonvotes, 97% (excluding abstentions and nonvotes) of total votes present at that meeting were cast in support of our program. Because we view this outcome as overwhelmingly supportive of our compensation policies and practices, we do not believe the vote requires consideration of changes to the program. Nonetheless, because market practices and our business needs continue to evolve, we continually evaluate our program and make changes when warranted.

Compensation Philosophy and Objectives

We strive to attract, retain and motivate persons with superior ability, to reward outstanding performance and to align the long-term interests of our NEOs with those of our shareholders. The Compensation Committee believes that the compensation of our NEOs should reflect their success as an executive management team and as individuals in attaining key operating objectives. The material compensation principles applicable to the compensation of our NEOs are outlined below:

•	In determining total compensation, we consider the reasonable range of the median of total compensation of comparable positions at companies within our market comparator group, while accounting for distinct circumstances not reflected in the market data such as unique job descriptions as well as the impact that a particular officer may have on our ability to meet business objectives. For competitive or other reasons, our levels of total compensation or any component of compensation may exceed or be below the median range of our market comparator group.
•	We set base salaries to reflect the responsibilities, experience, performance and contributions of the NEOs and the salaries for comparable benchmarked positions while maintaining an appropriate balance between base salary and incentive compensation.
•	We reward NEOs who enhance our performance by linking nonequity and equity incentives to the achievement of our financial goals.
•	We promote share ownership to align the interests of our NEOs with those of our shareholders.
•	In approving compensation arrangements, we consider recent compensation history, including special or unusual compensation payments.

We have change-in-control severance agreements with our NEOs to promote executive continuity, aid in retention and secure valuable protections for United, such as noncompete, nonsolicitation and confidentiality obligations, as well as to facilitate implementation of our clawback policy.

The Compensation Committee also believes that compensation should not be excessive or based on the short-term performance of our stock, whether favorable or unfavorable, and should not encourage unnecessary or excessive risks. Further, the Compensation Committee believes that performance objectives should be motivating and challenging but also achievable and consistent with our safe and sound operation.

Compensation Oversight and Process

Oversight

The Compensation Committee of our Board of Directors, consisting entirely of independent directors, determines and approves the compensation of our NEOs. The independent members of our Board are provided the opportunity to ratify the Committee's determinations pertaining to the level of our CEO’s compensation.

In establishing compensation, the Compensation Committee reviews the following factors to determine the amount of total compensation to pay each NEO:

•	Performance against corporate and individual objectives for the previous year;
•	Difficulty of achieving desired results in the coming year;
•	Scope of responsibilities;
•	Internal comparability considerations;
•	Value of their unique skills and capabilities to support our long-term performance;
•	Peer group compensation information;
•	Performance of their general management responsibilities; and
•	Contribution as a member of the executive management team.

Other factors that the Compensation Committee may consider in recommending and/or approving compensation of the NEOs include objective measurements of our business performance, our accomplishment of strategic and financial objectives, our development of management talent and other matters relevant to our short-term and long-term success and the enhancement of shareholder value in the broadest sense.

Use of Outside Advisors

The Compensation Committee has selected McLagan, a performance/reward consulting and benchmarking firm for the financial services industry, to serve as its compensation consultant and has determined that McLagan is independent and that its work has not raised any conflicts of interest. McLagan has been the compensation consultant to the Compensation Committee since 2015. When requested by the Committee, a McLagan representative attends Committee meetings and participates in private sessions with the Committee, and Committee members are free to consult directly with McLagan as desired.

The Compensation Committee (or its Chairperson) determines the scope of McLagan's services and has approved a written agreement that details the terms under which McLagan will provide independent advice to the Committee. The approved scope of McLagan's work generally includes the performance of analyses and provision of independent advice related to our executive and nonemployee director compensation programs and related matters in support of the Compensation Committee's decisions, and more specifically, includes performing preparation work associated with Compensation Committee meetings, providing advice in areas such as compensation philosophy, compensation risk assessment, market comparator group, incentive plan design, executive compensation disclosure, emerging best practices and changes in the regulatory environment and providing competitive market studies. McLagan, along with management, also prepares benchmarking data for consideration by the Compensation Committee in making decisions on items such as base salary, the annual nonequity incentive program and the long-term equity incentive program. We believe that McLagan provides an additional measure of assurance that the Company’s executive compensation program is a reasonable and appropriate means to achieve our objectives.

Management's Role

Financial performance targets used in our incentive compensation programs typically are derived from our annual financial plan prepared by our executive management team and reviewed and approved by our Board of Directors, and, at the Compensation Committee's request, members of our finance department assist the Compensation Committee in developing these financial performance targets. Our President and CEO develops pay recommendations for our executives based on (i) the aforementioned market data, (ii) each executive’s individual performance and functional responsibilities as determined by the CEO and (iii) United’s performance, both financial and nonfinancial. Our Compensation Committee, with the advice of McLagan, reviews and, if appropriate, approves these pay recommendations. Our Compensation Committee also sets the base salary and incentive opportunities for our CEO based on (i) the aforementioned market data, (ii) the Chief Executive Officer’s individual performance and responsibilities and (iii) Company performance, both financial and nonfinancial. See Use of Performance Evaluations for additional information regarding the role of management in NEOs’ performance evaluations. Although the Committee values and solicits management's input, it retains and exercises sole authority to make decisions regarding NEO compensation.

Use of Performance Evaluations

The Compensation Committee, together with the Chairman of the Board, assesses the performance of the CEO, and the CEO evaluates and reports to the Committee on the performance of each of the other NEOs, in each case versus previously established goals. The Committee also has input into each NEO’s performance evaluation. These evaluations are subjective; no objective criteria or relative weighting is assigned to any individual goal or factor.

Performance ratings serve as an eligibility threshold for base salary increases and can directly impact the amount of a NEO’s annual base salary increase. The Compensation Committee starts with the percentage base salary increase that equals the overall budgeted increase for our employee population and approves differing merit increases to base salary based upon each NEO’s individual performance rating. The Committee then considers whether additional adjustments are necessary to reflect performance, responsibilities or qualifications; to bring pay within a reasonable range of the market comparator group; due to a change in role or duties; to achieve a better balance between base salary and incentive compensation; or for other reasons the Committee believes justify a variance from the merit increase.

Performance evaluation results have the potential to impact the amount of annual nonequity incentive payout because the Compensation Committee is allowed to adjust payments downward within certain limitations depending upon the NEO’s performance rating. The Committee did not exercise any such negative discretion for the 2019 annual nonequity incentive payout payouts to NEOs.

An unsatisfactory performance rating can reduce the number of, or completely eliminate, restricted stock units (whether time based or performance-based) awarded to the NEO in the following year. None of the NEOs received an unsatisfactory performance rating for 2018 or 2019.

Market Benchmarking

A benchmark group of publicly-traded financial institutions is chosen based on comparable assets, commercial loan concentrations, inside ownership levels and states of operation. The peer group is used annually by our Compensation Committee to ensure that United’s compensation programs offer competitive total compensation opportunities and reflect best practices in compensation plan design. For 2019, the companies comprising the “Compensation Peer Group” were:

Company Name	Ticker	Company Name	Ticker
Ameris Bancorp	ABCB	LegacyTexas Finl Group Inc(2)	LTXB
Atlantic Union Bankshares(1)	AUB	Old National Bancorp	ONB
BancorpSouth Bank	BXS	Pinnacle Financial Partners	PNFP
CenterState Bank Corp	CSFL	Renasant Corp.	RNST
Commerce Bancshares Inc.	CBSH	S&T Bancorp Inc.	STBA
FCB Financial Holdings Inc.(2)	FCB	Simmons First National Corp.	SFNC
First Commonwealth Financial	FCF	South State Corporation	SSB
First Financial Bancorp.	FFBC	TowneBank	TOWN
First Financial Bankshares	FFIN	Trustmark Corp.	TRMK
First Merchants Corp.	FRME	UMB Financial Corp.	UMBF
Fulton Financial Corp.	FULT	United Bankshares Inc.	UBSI
Home BancShares Inc.	HOMB	WesBanco Inc.	WSBC
(1)	Union Bankshares Corporation (UBSH) changed its name to Atlantic Union Bankshares Corporation (AUB) effective May 20, 2019.
(2)	FCB Financial Holdings Inc. was acquired in January 2019, and LegacyTexas Financial Group was acquired in October 2019. However, compensation information from the 2018 performance year for both firms remained available and appropriate for comparison.

The Compensation Committee believes that this group was representative of the markets in which we compete for executive talent. Our compensation consultant, McLagan, reviewed and updated the Compensation Peer Group in July 2018 that was used to make 2019 compensation decisions. While the Compensation Committee uses the peer group to obtain a general understanding of the current compensation practices for our industry as compared to United, including a review of base salaries, nonequity incentive awards and long-term equity incentive awards, for 2019, the Compensation Committee did not seek to pay compensation at a specified level relative to the peer group.

2019 Executive Compensation Components

Based on the foregoing process, our Compensation Committee has structured the Company’s annual nonequity and long-term equity incentive programs to motivate executives to achieve the business goals set by the Company and reward the executives for achieving such goals. The Company’s executive compensation program has three main components--base salary, annual nonequity incentives and long-term equity incentives. There also are limited perquisites. Base salary and annual nonequity incentives are primarily designed to reward current and past performance. Long-term equity incentives are primarily designed to provide strong incentives for long-term future Company growth. There is no pre-established policy or target for the allocation between either cash (nonequity) and noncash (equity) or short-term and long-term incentive compensation. Rather, our Compensation Committee reviews information provided by our compensation consultant to determine the appropriate level and mix of executive and incentive compensation. Pay for such incentive compensation is awarded as a result of the performance of the Company or the individual, depending on the type of award, compared to pre-established goals.

Base Salary

To attract and retain qualified executives, base salary is provided to our executive officers. The base salary is determined based on position and responsibility using competitive criteria. During its review of base salaries for the executives, our Compensation Committee primarily considers market data provided by our outside consultants, an internal review of the executive’s compensation, both individually and relative to other officers and individual performance of the executive. Salary levels are typically reviewed annually as part of our annual performance review process as well as upon a promotion or other change in job responsibilities.

During 2019, the base salaries of our NEOs changed as follows.

Name	2019 Year-End Base Salary	2018 Year-End Base Salary	2019 Base Salary Increase (over 2018 year-end Base Salary)
H. Lynn Harton	$775,000	$750,000	3%
Jefferson L. Harralson	420,000	400,000	5
Richard W. Bradshaw	385,000	325,000	18
Robert A. Edwards	385,000	350,000	10
Bradley J. Miller	285,600	280,000	2
Jimmy C. Tallent	—	500,000	(100)

For 2019, the Compensation Committee provided salary increases as follows.

•	Mr. Harton’s annual base salary increase was based on increases in the cost of living, individual performance and market data.
•	Mr. Harralson’s annual base salary increase was based on increases in the cost of living, individual performance and market data.
•	Mr. Bradshaw’s annual base salary was adjusted from $325,000 to $375,000 in January 2019 as a result of his promotion to Chief Banking Officer. Mr. Bradshaw’s annual base salary was increased to $385,000 based on increases in the cost of living, individual performance and market data.
•	Mr. Edwards’ annual base salary was adjusted from $350,000 to $375,000 in March 2019 as a result of his promotion to Chief Risk Officer. Mr. Edwards’ annual base salary was increased to $385,000 based on increases in the cost of living, individual performance and market data.
•	Mr. Miller’s annual base salary increase was based on increases in the cost of living and market data.
•	Mr. Tallent retired from his position as Executive Chairman effective June 30, 2019.

Annual Nonequity Incentives

The Compensation Committee believes that NEO incentive compensation should be linked directly to the achievement of specified financial and nonfinancial objectives. Our Management Incentive Plan is a pay-for-performance plan that governs the amount of nonequity incentive compensation we award annually to our NEOs. Under this plan, the Compensation Committee determines who is eligible to participate in the plan, the target, maximum and threshold awards that can be awarded under the plan and the corporate performance metrics and qualitative measures used to determine awards, which are generally based on annual corporate and financial performance goals established at threshold, target and maximum levels based on our strategic objectives and individual goals established for each executive. At the end of each year, the actual performance for each of the chosen metrics is measured separately against target level. Corporate performance that meets the target level results in a 100% payout. Awards are prorated for performance between levels (e.g., between target, threshold and maximum). The Compensation Committee has discretion to modify awards so long as such modified awards are within plan parameters. In the event that the Compensation Committee makes such an adjustment in the case of unforeseen or extraordinary circumstances and events, a written explanation of the business rationale will be provided to the participant.

Our 2019 nonequity incentives focused on four key operational performance measures that the Compensation Committee believes leverage our strengths and drive long-term success: operating earnings per share, nonperforming assets as a percentage of total assets, our efficiency ratio and customer satisfaction ratings. The following graphs summarize our 2019 performance with regard to three of these four key financial/operational measures compared with our peers. The customer satisfaction rating operational measure is based on Customer Service Profiles for which peer comparison is unavailable. See Compensation Oversight and Process > Market Benchmarking for a list of the peers we use. The source data for the following graphs is S&P Global Market Intelligence which standardizes financial data to assist with comparisons across multiple companies. As such, the standardized data presented for us may differ from our actual calculations, which do not take into account such standardizations.

Quarterly Dividend

Quarterly Dividends ($)
0.20
0.18
0.16
0.14
0.12
0.10
0.08
0.06
0.04
0.02
0.00
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2015
2016
2017
2018
2019

Total Shareholder Return (TSR)

UCBI and Peer Group Quartiles

TSR (%)
15
10
5
-
(5)
(10)
(15)
(20)
(25)
(30)
2016
2017
2018
2019
UCBI
75th Percentile
50th Percentile
25th Percentile

Market Percentiles(1)

75th
50th
25th
UCBI

EPS Growth %

14
12
10
8
6
4
2
0
-2

NPAs/Assets(2)

0.15
0.20
0.25
0.30
0.35
0.40
0.45

Efficiency Ratio(3)

48
50
52
54
56
58
60
62

(1)	Exhibits do not include FCB Financial Holdings, Inc. or LegacyTexas Financial Group, Inc. Although both firms were compensation peers used in making some 2018 compensation decisions, both were acquired (FCB Financial in January 2019 and LegacyTexas in October 2019) and, thus, performance is not available for comparison.
(2)	NPAs excluding restructured loans as a percent of total assets.

(3)	The table below summarizes the reconciliations of these non-GAAP measures to the most directly comparable measures as reported in accordance with GAAP. Please also see related disclosures in United’s Annual Report on Form 10-K for the year ended December 31, 2019 for the non-GAAP to GAAP reconciliation and other relevant information.
For the year ended December 31, 2019
Efficiency ratio reconciliation
Efficiency ratio (GAAP)	55.77%
Merger-related and other charges	(1.27)
Efficiency ratio – operating	54.50%

2019 Nonequity Incentive Opportunities

In 2019, the Compensation Committee established cash incentive award opportunities under the Management Incentive Plan expressed as a percentage of base salary. Target award opportunities are designed to provide for total cash compensation that rewards executives for driving our success and are competitive with general market practices. For 2019, the Compensation Committee set the potential incentive payments, expressed as a percentage of year-end base salary, as follows:

Name	Threshold (%)	Threshold Incentive Payment ($)	Target (%)		Target Incentive Payment ($)	Maximum (%)	Maximum Incentive Payment ($)
H. Lynn Harton	50.0	387,500	100.0		775,000	150.0	1,162,500
Jefferson L. Harralson	32.5	136,500	65.0		273,000	97.5	409,500
Richard W. Bradshaw	27.5	105,875	55.0		211,750	82.5	317,625
Robert A. Edwards	27.5	105,875	55.0		211,750	82.5	317,625
Bradley J. Miller	10.0	28,560	20.0	(1)	57,120	30.0	85,680
Jimmy C. Tallent(2)	37.5	93,750	75.0		187,500	112.5	281,250
(1)	As a result of his separation from service effective February 18, 2020, Mr. Miller’s target award percentage was reduced from 40% to 20%.
(2)	Mr. Tallent retired from his position as Executive Chairman effective June 30, 2019. The base salary on which Mr. Tallent’s 2019 incentive award was based was based on his pro-rata salary while employed by United in 2019.

2019 Nonequity Incentive Corporate Performance Goals

As previously discussed, in 2019, the Compensation Committee selected four corporate performance objectives determined by the Compensation Committee to encompass critical aspects of our financial performance and sound management of asset quality. The four selected corporate performance objectives, the assigned weight for each objective and the threshold, target and maximum performance level for each objective, as well as our actual performance under each objective for 2019, were as follows:

Performance Objective	Overall Weight	2019 Corporate Performance Levels			2019 Actual
		Threshold	Target	Maximum
Operating Earnings per Share	40.0	$2.22	$2.30	$2.35	$2.38	(2)
NPAs / Total Assets(1)	25.0	0.58%	0.40%	0.30%	0.28%
Operating Efficiency Ratio	20.0	58.00%	56.00%	54.00%	54.50	%(2)
Customer Satisfaction Rating	15.0	95.50%	96.25%	97.00%	97.73%
(1)	Nonperforming Assets / Total Assets metric excludes restructured loans.

(2)	Both our operating earnings per share and operating efficiency ratio excludes merger-related and other charges. The table below summarizes the reconciliations of these non-GAAP measures to the most directly comparable measures as reported in accordance with GAAP. Please also see related disclosures in United’s Annual Report on Form 10-K for the year ended December 31, 2019 for the non-GAAP to GAAP reconciliation and other relevant information.
For the year ended December 31, 2019
Diluted income per common share reconciliation
Diluted income per common share (GAAP)	2.31
Merger-related and other charges	0.07
Diluted income per common share - operating	$2.38

Efficiency ratio reconciliation
Efficiency ratio (GAAP)	55.77%
Merger-related and other charges	(1.27)
Efficiency ratio – operating	54.50%

2019 Nonequity Incentive Individual Performance Goals

In order to qualify for an annual incentive award, individual performance must also meet established expectations. The process for individual performance assessments is summarized above. Additional considerations of individual performance expectations for the Chief Executive Officer include leadership of the executive management team, community involvement and presence, market expansion and enhancement, strategic planning and implementation, corporate governance, risk management and ability to focus on the long-term interests of our shareholders. Additional considerations of individual performance expectations for all other NEOs include leadership, strategic planning and achievement of business unit operational and production goals.

2019 Nonequity Incentive Payouts

Based on our corporate results discussed above and each executive’s individual performance, our NEOs earned the following nonequity incentive compensation awards in 2019:

Name	2019 Award ($)	Awards as % of Target (%)	Award as $ of Base Salary (%)
H. Lynn Harton	1,143,125	147.5	147.5
Jefferson L. Harralson	402,675	147.5	95.9
Richard W. Bradshaw	312,331	147.5	81.1
Robert A. Edwards	312,331	147.5	81.1
Bradley J. Miller(1)	57,120	100.0	20.0
Jimmy C. Tallent	276,563	147.5	110.6
(1)	As a result of his separation from service effective February 18, 2020, Mr. Miller’s 2019 incentive award was paid out at 100% of target.

Long-Term Equity Incentives

We believe that long-term equity incentive awards provide a competitive incentive opportunity for our NEOs, strengthens the alignment of executive pay with shareholder value creation and creates an additional link between pay and our performance (specifically, our return on average assets and total shareholder return). We believe that equity-based awards:

•	Are a key retention tool that encourages the long-term service of our executives;
•	Provides senior management a direct interest in our future success; and
•	Directly align the interests of our executives with shareholder value creation.

Under our plans, we are permitted to grant stock options, restricted stock and restricted stock units to provide additional flexibility, if circumstances warrant, to grant other forms of equity-based compensation.

2019 Long-Term Equity Incentive Grants

The Compensation Committee granted equity awards to our NEOs in September 2019. Awards are generally granted at pre-established targets, with ultimate vesting contingent on United’s performance over the successive performance periods. The Compensation Committee does reserve the right to exercise discretion in determining the grant size of awards. Our 2019 awards were made in restricted stock units that consisted of 70% performance-based restricted stock units, or “PRSUs,” and 30% time-based restricted stock units, or “TRSUs,” as shown in the table below:

Name	Target Award as % of Base Salary (%)	2019 Annual Equity Incentive Award (PRSUs) (#)	Fair Value of 2019 Annual Equity Incentive Award (PRSUs) ($)	2019 Annual Equity Incentive Awards (TRSU) (#)	Fair Value of 2019 Annual Equity Incentive Award (TRSUs) ($)
H. Lynn Harton	100	19,947	526,800	8,520	225,013
Jefferson L. Harralson	70	7,633	201,588	3,261	86,123
Richard W. Bradshaw	60	5,985	158,064	2,556	67,504
Robert A. Edwards	60	5,985	158,064	2,556	67,504
Bradley J. Miller	40	3,039	80,260	1,298	34,280
Jimmy C. Tallent	—	—	—	—	—

PRSUs will vest in equal installments with 25% vesting on February 15 of each of the following years: 2021, 2022, 2023 and 2024. Vesting of the PRSUs on each vesting date will be based on our performance in the immediate calendar year before vesting (e.g., the number of awards that vest on February 15, 2021 will be determined by our performance for the 2020 calendar year). The performance measure selected by the Compensation Committee for the PRSUs is our return on average assets for the applicable calendar year relative to the designated peer group of companies, shown below, as adjusted by the TSR modifier relative to the same designated peer group. Specifically, the number of PRSUs subject to vesting on each applicable vesting date will equal (a) a percentage of 0% to 150%, determined based on our return on average assets relative to designated peer companies for the applicable calendar year, multiplied by the number of target PRSUs, as adjusted by (b) the total shareholder return modifier percentage relative to designated peer companies for the applicable calendar year. The following table summarizes the return on average assets and TSR modifier:

Return on Average Assets	TSR Modifier
Return on average assets performance relative to designated peer group of companies for the performance period, as a percentage of target PRSUs	PRSUs determined based on return on average assets percentage for the performance period is adjusted +/-25% based on relative total shareholder return
25th Percentile = Threshold (0% of Target) 50th Percentile = Target (100% of Target) 75th Percentile = Maximum (150% of Target)	25th Percentile = Threshold (-25%) 50th Percentile = Target (0%) 75th Percentile = Maximum (+25%)
The return on average assets percentage shall be interpolated between payout levels for performance between performance levels.	The TSR modifier percentage shall be interpolated between payout levels for performance between performance levels.

Of the PRSUs eligible to vest in a given year, none will vest if threshold performance is not achieved. If target performance is achieved, 100% of the granted RSUs will vest and, if maximum performance is achieved, 150% of the granted RSUs will vest, in each case subject to adjustment based on the application of the total shareholder return modifier. Vesting is interpolated between payout levels for performance between performance levels. Likewise, the modifier will be similarly interpolated for TSR performance between the defined percentiles.

The designated peer group companies for the 2019 PRSU grants are as follows:

Company Name	Ticker	Company Name	Ticker
Ameris Bancorp	ABCB	LegacyTexas Finl Group Inc(2)	LTXB
Atlantic Union Bankshares(1)	AUB	Old National Bancorp	ONB
BancorpSouth Bank	BXS	Pinnacle Financial Partners	PNFP
CenterState Bank Corp	CSFL	Renasant Corp.	RNST
Commerce Bancshares Inc.	CBSH	S&T Bancorp Inc.	STBA
FCB Financial Holdings Inc.(2)	FCB	Simmons First National Corp.	SFNC
First Commonwealth Financial	FCF	South State Corporation	SSB
First Financial Bancorp.	FFBC	TowneBank	TOWN
First Financial Bankshares	FFIN	Trustmark Corp.	TRMK
First Merchants Corp.	FRME	UMB Financial Corp.	UMBF
Fulton Financial Corp.	FULT	United Bankshares Inc.	UBSI
Home BancShares Inc.	HOMB	WesBanco Inc.	WSBC
(1)	Union Bankshares Corporation (UBSH) changed its name to Atlantic Union Bankshares Corporation (AUB) effective May 20, 2019.
(2)	FCB Financial Holdings Inc. was acquired in January 2019, and LegacyTexas Financial Group was acquired in October 2019. However, compensation information from the 2018 performance year for both firms remained available and appropriate for comparison.

The Compensation Committee may make appropriate adjustments to this group of peer companies, including retroactively to the first day of the performance period, in the event of any unusual or nonrecurring events that impact such peer companies during the performance period.

TRSUs will vest in equal installments with 25% vesting on November 15, 2020 and then on August 15 of each of the following years: 2021, 2022 and 2023 assuming the executives remain employed with us, subject to certain exceptions.

Perquisites and Other Compensation

We provide executive officers with perquisites and other personal benefits that the Company and our Compensation Committee believe are reasonable and consistent with its overall compensation program. These personal benefits are generally provided to similarly-situated financial institution executives in our market areas. Our Compensation Committee periodically reviews the levels and appropriateness of perquisites and other personal benefits provided to NEOs.

Retirement and Other Benefits

Our employees, including our NEOs, are eligible to participate in our 401(k) Plan for which we provide matching contributions. Our matching contributions currently are 100% of employee deferrals up to 5% of eligible compensation. In addition to our 401(k) Plan offered to all employees, we have adopted the following two plans under which our NEOs are eligible to participate:

•	Our Modified Retirement Plan provides annual benefits (paid monthly) that are generally paid at normal retirement in the form of a 100% survivor annuity and are calculated based on a participant’s seniority and position and generally range from 20% to 30% of the participant’s base salary. Normal retirement is defined under the Modified Retirement Plan as attainment of age 65 and completion of at least five years of service. During 2019, the Board increased benefits under the Modified Retirement Plan for Mr. Bradshaw and Mr. Edwards to aid in retention of these key executives in light of their increased responsibilities. The Board does not intend to enhance existing benefits for other current participants nor does it intend to extend this benefit to any current employees of United that are not already participants. See Pension Benefits for additional information about benefits provided to the NEOs under the Modified Retirement Plan.
•	Our nonqualified Deferred Compensation Plan (“DCP”), pursuant to which eligible employees can defer certain compensation on a pretax basis. The DCP provides for the deferral of up to 75% of annual base salary and up to 100% of annual cash bonus payments or nonequity incentive compensation awards and other specified benefits to certain key employees. The DCP also allows for employer matching contributions for employee contributions that would have been paid under our tax-qualified 401(k) plan if such matching contributions would otherwise exceed the maximum allowable amounts under the 401(k) Plan. The DCP also provides for the deferral of up to 100% of director fees for service by a nonemployee director on our Board and for service by select nonemployee directors on our community bank boards. Participants are 100% vested in their contributions, including earnings or losses thereon. Company contributions, including earnings and losses thereon, vest over a three-year period. Because the amounts deferred under the DCP are invested in the underlying mutual fund or, in the case of our Common Stock, recorded as Common Stock issuable (an equity instrument) at the time of the investment, the potential future costs of the DCP are not known at this time. When a participant retires or becomes disabled, we will pay the participant his vested benefits as elected by the participant, generally, in a lump sum or in annual installments over a period of up to 10 years. A participant may also elect to receive scheduled in-service distributions of his/her deferral account during employment in a lump sum or in annual installments over a period of up to 5 years. All payments are taxable to the participants. See Nonqualified Deferred Compensation for additional information about benefits provided to the NEOs under the DCP.

Other Post-Employment Payments and Severance Benefits

All of our NEOs are employees-at-will and as such do not have employment contracts with us. Certain payments (including those that might be accelerated under the Modified Retirement Plan) will be made upon a termination or change of control.

As noted above, we have severance agreements with each of our NEOs. These severance agreements, among other things, provide for each executive's rights upon a termination of employment in exchange for valuable business protection provisions for us. We believe that reasonable severance benefits are appropriate to protect executives against circumstances over which they have no control and as consideration for promises of nondisclosure, noncompetition, nonsolicitation, and noninterference, as well as our clawback rights. A change in control, by itself (“single trigger”), does not trigger any severance provision applicable to our NEOs. Equity awards granted to our executive officers do not provide for single trigger vesting acceleration but rather require a termination event within a certain period of time following a change in control to accelerate vesting of such equity awards.

The Compensation Committee believes such terms are standard for a financial institution in the markets in which we operate. See Potential Payouts Upon Termination or Change of Control for additional information.

Stock Ownership Guidelines

To directly align the interests of executive officers with the interests of the shareholders, our Board adopted a policy that requires each executive officer to acquire and maintain a minimum ownership interest in the Company within five years of becoming an executive officer. Each executive officer, other than the Chief Executive Officer, must own Company stock with a value of at least two times his or her base annual salary. The Chief Executive Officer must own Company stock with a value of at least three times his base salary. All of the NEOs and other executive officers have met or are on track to meet these targets within the five-year-period.

Tax and Accounting Implications

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) limits the U.S. federal income tax deduction for compensation paid to our Chief Executive Officer, Chief Financial Officer and certain other highly compensated executive officers (including, among others, our next three other most highly compensated executive officers as of the end of the calendar year). Commencing with the 2018 fiscal year, the maximum U.S. federal income tax deduction that we may receive for annual compensation paid to any officer covered by Code Section 162(m) will be $1,000,000 per officer. For years prior to 2018, we were permitted to receive a tax deduction for “performance-based” compensation as defined under Code Section 162(m) without regard to the $1,000,000 limitation; however, for tax years beginning after December 31, 2017, the performance-based compensation exemption was eliminated unless the compensation qualified for transition relief applicable to certain arrangements in place as of November 2, 2017. To the extent that in 2018 or any later year, the aggregate amount of any covered officer’s salary, bonus, and amount realized from option exercises and vesting of restricted stock units or other equity awards, and certain other compensation amounts that are recognized as taxable income by the officer exceeds $1,000,000 in any year, we will not be entitled to a U.S. federal income tax deduction for the amount over $1,000,000 in that year. Although the Compensation Committee has not adopted a formal policy regarding tax deductibility of compensation paid to our executive officers, it continues to view the tax deductibility of executive compensation as one of many factors to be considered in the context of its overall compensation philosophy. Accordingly, the Compensation Committee reserves the right to approve compensation that may not be deductible in situations it deems appropriate.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis (“CD&A”) required by Item 402(b) of Regulation S-K and, based on this review and discussion, the Compensation Committee has recommended to the Board that the CD&A be included in this Proxy Statement.

This report has been furnished by the Compensation Committee of the Board of Directors:

Jennifer K. Mann, Chair
Kenneth L. Daniels
Lance F. Drummond
David C. Shaver
Tim R. Wallis

The above Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other United filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent United specifically incorporates this report by reference therein.

Summary Compensation Table

The following table sets forth the compensation paid to our NEOs during the past three years.

Name and Principal Position(1)	Year	Salary(6)	Bonus	Stock Awards(7)	Non-Equity Incentive Plan Compensation(8)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings(9)	All Other Compensation(10)	Total
H. Lynn Harton President & Chief Executive Officer	2019	$752,083	$—	$751,814	$1,143,125	$969,075	$68,993	$3,685,090
	2018	725,000	—	750,026	889,500	621,653	70,662	3,056,841
	2017	653,125	—	569,741	706,913	554,405	61,218	2,545,402

Jefferson L. Harralson(2) Executive Vice President & Chief Financial Officer	2019	408,333	—	287,711	402,675	116,463	43,083	1,258,265
	2018	400,000	—	280,014	308,360	58,371	49,652	1,096,397
	2017	283,333	315,000	621,214	262,568	47,681	31,565	1,561,361

Richard W. Bradshaw(3) Executive Vice President & Chief Banking Officer	2019	371,666	—	225,568	312,331	346,782	45,940	1,302,287
	2018	315,625	—	146,279	173,453	20,597	42,908	698,862

Robert A. Edwards Executive Vice President & Chief Risk Officer	2019	373,750	—	225,568	312,331	267,526	40,027	1,219,202
	2018	343,750	—	192,544	186,795	25,460	28,250	776,799
	2017	325,000	—	133,329	175,045	36,762	24,244	694,380

Bradley J. Miller(4) Executive Vice President & General Counsel	2019	284,200	—	114,540	57,120	69,707	30,225	555,792

Jimmy C. Tallent(5) Former Executive Chairman & Former Chief Executive Officer	2019	250,000	—	—	276,563	426,873	266,084	1,219,520
	2018	637,500	—	375,028	567,056	—	67,705	1,647,289
	2017	757,292	—	916,764	782,653	269,236	59,910	2,785,855
(1)	Reflects current principal positions, except for Mr. Miller who resigned effective February 18, 2020.
(2)	Mr. Harralson joined United in April 2017.
(3)	Mr. Bradshaw joined United in 2014 but was not a NEO prior to 2018.
(4)	Mr. Miller joined United in 2007 but was not a NEO prior to 2019.
(5)	Mr. Tallent retired from his position as Chief Executive Officer effective June 30, 2018 at which time he transitioned into his role as Executive Chairman. Mr. Tallent retired from his position as Executive Chairman effective June 30, 2019.
(6)	Includes any amounts voluntarily deferred under our Deferred Compensation Plan. See Nonqualified Deferred Compensation below.
(7)	Amounts shown reflect the aggregate grant date fair value of restricted stock units computed in accordance with FASB ASC Topic 718. See Note 23 of our annual consolidated financial statements included our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 27, 2020 for a discussion of valuation assumptions.
(8)	Represents amount awarded under our Management Incentive Plan. See Executive Compensation > Compensation Discussion and Analysis > 2019 Executive Compensation Components > Annual Nonequity Incentives for additional information regarding amounts earned in 2019.
(9)	Represents the change in the actuarial present value of the NEO’s accumulated benefits under the Modified Retirement Plan. For this purpose, in accordance with SEC rules, the present value was determined assuming no preretirement death, disability or termination prior to retirement and that benefits commence at the later of current age or the earliest age at which unreduced benefits are available. Other assumptions are those applicable for valuing pension benefits for purposes of our financial statements, including a discount rate of 3.25% and postretirement mortality rates based on aggregate 2012 base rates from the PRI-2012 mortality study, with white collar adjustment projected generationally using Scale MP-2019. See Compensation Discussion and Analysis > 2019 Executive Compensation Components > Retirement and Other Benefits and Pension Benefits and Nonqualified Deferred Compensation for additional information. The 2019 change in actuarial present value reflects benefits changes and changes in key actuarial assumptions, principally, discount rate assumptions and mortality assumptions. The following changes in benefits were reflected for 2019 - The annual target benefit for Mr. Bradshaw and Mr. Edwards was increased to $100,000 from $50,000.

Our Deferred Compensation Plan does not credit above-market or preferential earnings.

(10)	The amounts in this column include the following for 2019:
Name	Auto Allowance	Company Auto Transferred at Retirment	Life Insurance Premiums	Club Membership Dues	Employer Contributions to the Deferred Compensation Plan	Employer Contributions to the 401(k) Plan	Consulting Fees	COBRA Premiums	Total
H. Lynn Harton	$15,000	$—	$—	$21,020	$23,604	$9,369	$—	$—	$68,993
Jefferson L. Harralson	15,000	—	—	20,000	6,417	1,666	—	—	43,083
Richard W. Bradshaw	12,000	—	—	6,684	13,256	14,000	—	—	45,940
Robert A. Edwards	12,000	—	—	—	14,027	14,000	—	—	40,027
Bradley J. Miller	12,000	—	—	8,465	210	9,550	—	—	30,225
Jimmy C. Tallent	—	37,800	4,905	—	28,353	12,500	175,000	7,526	266,084

Grant of Plan-Based Awards

The following table summarizes each NEO’s 2019 nonequity incentive opportunity under Estimated Possible Payouts Under Nonequity Incentive Plan Awards. Actual annual nonequity incentives earned in 2019 are shown in the Summary Compensation Table and, for those who earned such payments, represent prorated payment on a graduated scale for financial performance between the threshold and target performance levels. See Compensation Discussion and Analysis > 2019 Executive Compensation Components > Annual Nonequity Incentives for additional information.

The following table also shows information regarding long-term equity incentives granted to our NEOs during 2019. Awards summarized under Estimated Future Payouts Under Equity Incentive Plan Awards include the threshold, target and maximum number of PRSUs which could be earned by each NEO based upon the level of achievement of the applicable performance measures. The awards listed under All Other Stock Awards include TRSUs that vest over time based upon the applicable NEO’s continued employment with United. See Compensation Discussion and Analysis > 2019 Executive Compensation Components > Long-Term Equity Incentives for additional information. Columns have been omitted from this table because they were not applicable.

		Estimated Possible Payouts Under Nonequity Incentive Plan Awards			Estimated Future Payouts under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	Grant Date Fair Value of Stock Awards(3)
Name	Grant Date	Threshold	Target	Maximum	Threshold (#)	Target (#)	Maximum (#)
H. Lynn Harton		$387,500	$775,000	$1,162,500
	9/2/2019				7,480	19,947	37,401		526,800
	9/2/2019							8,520	225,013
Jefferson L. Harralson		136,500	273,000	409,500
	9/2/2019				2,862	7,633	14,312		201,588
	9/2/2019							3,261	86,123
Richard W. Bradshaw		105,875	211,750	317,625
	9/2/2019				2,244	5,985	11,222		158,064
	9/2/2019							2,556	67,504
Robert A. Edwards		105,875	211,750	317,625
	9/2/2019				2,244	5,985	11,222		158,064
	9/2/2019							2,556	67,504
Bradley J. Miller		28,560	57,120	85,680
	9/2/2019				1,140	3,039	5,698		80,260
	9/2/2019							1,298	34,280
Jimmy C. Tallent		93,750	187,500	281,250
(1)	Represents the awards of PRSUs that are subject to the achievement of performance conditions in equal installments with 25% vesting on February 15 of each of the following years: 2021, 2022, 2023 and 2024.
(2)	Represents the awards of TRSUs that will vest in equal installments with 25% vesting on November 15, 2020 and then on August 15 of each of the following years: 2021, 2022 and 2023, assuming the executives remain employed with us, subject to certain exceptions.
(3)	This amount represents the aggregate grant date fair value of each equity award computed in accordance with FASB ASC Topic 718. The grant date fair value of the PRSUs that were issued on September 2, 2019 was estimated at the target performance level. See Note 23 of our annual consolidated financial statements included our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 27, 2020 for a discussion of valuation assumptions.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth, for each NEO, the number and value of unvested restricted stock unit awards as of December 31, 2019. No NEOs had any stock options exercisable or unexercisable as of December 31, 2019. See Compensation Discussion and Analysis > 2019 Executive Compensation Components > Long-Term Equity Incentives for additional information regarding our 2019 equity awards. Columns have been omitted from this table because they were not applicable. All awards included in the table, to the extent they have not vested, are subject to certain accelerated vesting provisions as described in Potential Payouts upon Termination or Change of Control.

		Stock Awards
					Equity Incentive Plan Awards
Name	Grant Date	Number of Shares or Units of Stock that have not Vested (#)		Market Value of Shares or Units of Stock that have not Vested ($)(1)	Number of Unearned Shares, Units or Other Rights that have not Vested (#)(2)		Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)(1)
H. Lynn Harton	12/2/2016	7,639	(4)	235,892	5,942	(5)	183,489
	9/15/2017	9,046	(4)	279,340	11,513	(5)	355,521
	9/1/2018	13,694	(6)	422,871	24,383	(7)	752,947
	9/2/2019	8,520	(8)	263,098	37,402	(7)	1,154,974

Jefferson L. Harralson	4/17/2017	4,667	(8)	144,117	—		—
	9/15/2017	4,053	(4)	125,157	5,159	(5)	159,310
	9/1/2018	5,111	(6)	157,828	9,103	(7)	281,101
	9/2/2019	3,261	(8)	100,700	14,313	(7)	441,985

Richard W. Bradshaw	8/4/2016	1,250	(8)	38,600	—		—
	9/15/2017	1,393	(4)	43,016	1,773	(5)	54,750
	9/1/2018	2,670	(6)	82,450	4,755	(7)	146,834
	9/2/2019	2,556	(8)	78,929	11,222	(7)	346,535

Robert A. Edwards	8/4/2016	1,875	(8)	57,900	—		—
	9/15/2017	2,117	(4)	65,373	2,694	(5)	83,191
	9/1/2018	3,515	(6)	108,543	6,259	(7)	193,278
	9/2/2019	2,556	(8)	78,929	11,222	(7)	346,535

Bradley J. Miller	8/4/2016	1,250	(8) (9)	38,600	—		—
	9/15/2017	1,393	(4)(10)	43,016	1,773	(5)(9)	54,750
	9/1/2018	2,046	(6)(11)	63,180	3,641	(7)(9)	112,434
	9/2/2019	1,298	(8)(9)	40,082	5,698	(7)(9)	175,954

Jimmy C. Tallent(3)	12/2/2016	9,507	(12)	293,576	9,507	(5)	293,576
	9/20/2017	8,922	(12)	275,511	17,846	(5)	551,084
	9/1/2018	4,064	(13)	125,496	12,193	(7)	376,520
(1)	Computed by multiplying the number of units by the closing market price of one share of our Common Stock on December 31, 2019 as reported by the Nasdaq Capital Market.
(2)	Represents PRSUs that are subject to the achievement of pre-established performance targets and the officer’s continued service through the vesting date. Any PRSUs that vest will be converted to shares of our Common Stock on a one-for-one basis. PRSUs that do not vest will be forfeited.
(3)	Mr. Tallent retired at the completion of his term as Executive Chairman which expired on June 30 2019. Since that time, Mr. Tallent has continued to serve the Company in a consulting capacity. At the time of his retirement, the vesting all of Mr. Tallent’s TRSUs was accelerated. As a result, Mr. Tallent had no TRSUs outstanding at December 31, 2019.
(4)	Includes the unvested portion of TRSUs with a vesting schedule of 25% per year on each of the first four anniversaries of the grant date

(with the exception of the first vesting date which may have been advanced one quarter to comply with Section 409A of the Code) as well as a portion of the PRSUs relative to the 2019 performance period which were earned as of December 31, 2019 and vested on February 15, 2020. 50% of the PRSUs are earned based on our return on average assets performance and 50% are earned based on our return on tangible common equity performance. Relative to the 2019 performance period, PRSUs were earned (and are included) at 1.5x the number of units granted.

(5)	Includes a portion of the PRSUs relative to future performance periods which were unearned as of December 31, 2019. 50% of the PRSUs are earned based on our return on average assets performance and 50% are earned based on our return on tangible common equity performance. The number of PRSUs reported in this column assumes achievement at the maximum level (1.5x the number of units granted) for the performance criteria.
(6)	Includes the unvested portion of TRSUs with a vesting schedule of 25% per year on each of the first four anniversaries of the grant date (with the exception of the first vesting date which may have been advanced one quarter to comply with Section 409A of the Code) as well as a portion of the PRSUs relative to the 2019 performance period which were earned as of December 31, 2019 and vested on February 15, 2020. These PRSUs are earned based on our return on average assets for the applicable performance period relative to the designated peer group of companies as adjusted by the total shareholder return modifier. Relative to the 2019 performance period, PRSUs were earned (and are included) at 1.875x the number of units granted.
(7)	Includes a portion of the PRSUs relative to future performance periods which were unearned as of December 31, 2019. These PRSUs are earned based on our return on average assets for the applicable performance period relative to the designated peer group of companies as adjusted by the total shareholder return modifier. The number of PRSUs reported in this column assumes achievement at the maximum level (1.875x the number of units granted) for the performance criteria.
(8)	Includes the unvested portion of a TRSUs with a vesting schedule of 25% per year on each of the first four anniversaries of the grant date (with the exception of the first vesting date which may have been advanced one quarter to comply with Section 409A of the Code).
(9)	All of these awards were forfeited in February 2020 as a result of Mr. Miller’s separation from service effective February 18, 2020.
(10)	887 PRSUs relative to the 2019 performance period vested on February 15, 2020. The remainder of these awards were forfeited in February 2020 as a result of Mr. Miller’s separation from service effective February 18, 2020.
(11)	1,215 PRSUs relative to the 2019 performance period vested on February 15, 2020. The remainder of these awards were forfeited in February 2020 as a result of Mr. Miller’s separation from service effective February 18, 2020.
(12)	Includes a portion of the PRSUs relative to the 2019 performance period which were earned as of December 31, 2019 and vested on February 15, 2020. 50% of the PRSUs are earned based on our return on average assets performance and 50% are earned based on our return on tangible common equity performance. Relative to the 2019 performance period, PRSUs were earned (and are included) at 1.5x the number of units granted.
(13)	Includes a portion of the PRSUs relative to the 2019 performance period which were earned as of December 31, 2019 and vested on February 15, 2020. These PRSUs are earned based on our return on average assets for the applicable performance period relative to the designated peer group of companies as adjusted by the total shareholder return modifier. Relative to the 2019 performance period, PRSUs were earned (and are included) at 1.875x the number of units granted.

Vesting of Restricted Stock Units

The following table sets forth the value realized upon the vesting and settlement of restricted stock units for the NEOs during 2019. Columns have been omitted from this table because they were not applicable.

	Stock Awards
Name	Number of Shares Acquired on Vesting		Value Realized on Vesting ($)(1)
H. Lynn Harton	16,897		488,779
Jefferson L. Harralson	8,674		242,036
Richard W. Bradshaw	4,128		110,869
Robert A. Edwards	7,208		193,931
Bradley J. Miller	2,668		72,801
Jimmy C. Tallent	35,222	(2)	1,006,678	(2)
(1)	Represents the value realized by multiplying the number of restricted stock unit awards vesting by the closing price of United’s Common Stock on the date of vesting.
(2)	Mr. Tallent retired at the completion of his term as Executive Chairman which expired on June 30, 2019. At the time of his retirement, the vesting all of Mr. Tallent’s TRSUs was accelerated (16,789 TRSUs with a value realized on vesting of $479,494), which are included in the table above.

Equity Compensation Plan Information

The following table provides information about stock options outstanding as of December 31, 2019 and stock options, restricted stock and other equity awards available to be granted in future years.

	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights(1) (b)	Number of Securities Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Refelcted in Column (a)) (c)
Equity Compensation Plans Approved by Shareholders	809,924	$0.05	1,316,694
Equity Compensation Plans Not Approved by Shareholders	—	$—	—
Total	809,924	$0.05	1,316,694
(1)	Comprised of 1,500 outstanding options at a weighted-average exercise price of $27.95 and 808,424 outstanding restricted stock units that have no weighted-average exercise price for an aggregate weighted-average exercise price of $0.05.

Pension Benefits

The following table presents select retirement benefit information for 2019 for each NEO that was a participant in the Modified Retirement Plan.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During 2019 ($)
H. Lynn Harton	Modified Retirment Plan	7	3,234,291	—
Jefferson L. Harralson	Modified Retirment Plan	3	222,515	—
Richard W. Bradshaw	Modified Retirment Plan	6	515,953	—
Robert A. Edwards	Modified Retirment Plan	5	386,149	—
Bradley J. Miller	Modified Retirment Plan	12	204,304	—
Jimmy C. Tallent	Modified Retirment Plan	35	4,300,102	—	(1)
(1)	Does not include $120 thousand that was accrued and would have been paid but for the 6-month waiting period required by Section 409A of the Code. These amounts were paid in January 2020.

See Compensation Discussion and Analysis > 2019 Executive Compensation Components > Retirement and Other Benefits for additional information. See Note 18 of our annual consolidated financial statements included our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 27, 2020 for information regarding assumptions made in the valuation of these awards. Mr. Miller resigned effective February 18, 2020. Mr. Tallent retired from his position as Executive Chairman effective June 30, 2019. Under the Modified Retirement Plan, any participant, including any of our NEOs, is vested at age 55 if they have five years of service.

Upon a change in control prior to a participant’s termination of employment, a participant immediately vests in no less than (i) the participant’s annual target benefit if the participant has attained Normal Retirement Age (as defined by the Modified Retirement Plan) or (ii) the greater of the participant's Early Retirement Benefit, if applicable, or his Accrued Benefit (as defined by the Modified Retirement Plan, without any reduction for commencement of the payments before Normal Retirement Age), if the participant has not attained Normal Retirement Age but has qualified for an Early Retirement Benefit, if applicable or (iii) his Accrued Benefit (notwithstanding the Years of Service, as defined by the Modified Retirement Plan, at such time or whether the participant has incurred a disability). Benefits are payable as provided in the Modified Retirement Plan. The change-in-control benefit, however, is increased to the extent the participant continues employment and accrues additional benefits after the change in control. A participant’s change-in-control benefit is not reduced for any calendar year or partial calendar year that the commencement of the change-in-control benefit precedes the participant's Normal Retirement Age. The change-in-control benefit is payable in the form of a life annuity unless the participant has elected an alternative payment method.

Nonqualified Deferred Compensation

The following table presents select nonqualified deferred compensation information for 2019 for each NEO that was a participant in the Deferred Compensation Plan.

Name	Executive Contributions During 2019 ($)(1)	Company Contributions During 2019 ($)(2)	Account Earnings During 2019 ($)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at December 31, 2019 ($)
H. Lynn Harton	12,604	23,604	647,582	(486,319)	2,012,083
Jefferson L. Harralson	—	6,417	77	—	12,437
Richard W. Bradshaw	8,673	13,256	83,561	—	293,392
Robert A. Edwards	14,944	14,027	2,794	—	43,883
Bradley J. Miller	37,803	210	240,296	—	767,775
Jimmy C. Tallent	1,266,548	28,353	2,795,462	—	11,264,570
(1)	Executive contributions, as applicable, include:
a.	401(k) Plan restoration contributions made by participants, which are not included in the Summary Compensation Table;
b.	Nonequity incentive compensation, which is included in the Summary Compensation Table in the year earned but contributed to the DCP in the year paid, and
c.	Equity compensation, which is included in the Summary Compensation Table in the year granted but contributed to the DCP in the year vested.
(2)	All Company contributions are included in the Summary Compensation Table under the column heading All Other Compensation.

Under the Deferred Compensation Plan, upon a change in control, each participant’s account becomes fully vested but remains subject to the payment provisions and participant elections as to time and method of payment. This would impact each participant’s Company contribution account. The regular vesting schedule is as follows: (1) less than one year of service – 0%; (2) one but less than two years of service – 33%; (3) two but less than three years of service – 66% and (4) three or more years of service – 100%. See Compensation Discussion and Analysis > 2019 Executive Compensation Components > Retirement and Other Benefits for additional information.

Potential Payouts Upon Termination or Change of Control

Our severance agreements with our NEOs and certain plans and programs in which those officers participate, in each case as in effect at the end 2019, provide for benefits or payments upon certain employment termination or change-in-control events. We discuss these benefits and payments below except to the extent they are available generally to all salaried employees and do not discriminate in favor of our executive officers or to the extent already discussed previously under Pension Benefits and Nonqualified Deferred Compensation.

The following table outlines the severance compensation payable to the NEOs, assuming separation from service on December 31, 2019, under various employment termination scenarios:

Name	Termination by United for Cause or by Executive Without Good Reason	Termination by United Without Cause or by Executive for Good Reason More than Six Months Prior to Change in Control(1)	Termination by United Without Cause or by Executive for Good Reason Within Six Months Prior to or Eighteen Months Following a Change in Control(2)	Termination Due to Death(3)	Termination Due to Disability(3)
H. Lynn Harton	$—	$2,234,270	$7,687,900	$841,599	$841,599
Jefferson L. Harralson(4)	—	869,166	2,494,955	467,302	467,302
Richard W. Bradshaw	—	445,474	1,739,488	233,071	233,071
Robert A. Edwards(4)	—	509,272	1,795,754	210,670	210,670
Bradley J. Miller(5)		312,618	1,060,154	130,144	130,144
Jimmy C. Tallent	—	2,794,456	4,321,860	1,570,933	1,570,933
(1)	In the event of a termination without cause or for good reason:
a.	Messrs. Harton, Bradshaw, Edwards, Miller and Tallent would continue to vest in all respective unvested restricted stock units granted in 2016 on the same schedule as if each was employed (subject to performance conditions to the extent applicable);

b.	Each NEO would continue to vest in all respective unvested restricted stock units granted in 2017 and 2018 on the same schedule as if each was employed (subject to performance conditions to the extent applicable); and
c.	Each NEO would forfeit his restricted stock units granted in 2019 because the termination would have occurred prior to the initial restriction period of one year and thirty days from the date of grant.

Payment amounts may be reduced for awards that are subject to performance conditions.

(2)	Represents all compensation that would become due as the result of a change in control on December 31, 2019, including severance payments, bonuses, restricted stock unit awards, COBRA premiums and expenses and other miscellaneous items, such as life insurance premiums, auto allowances and club dues provided for under applicable award and severance agreements. United’s severance agreements provide that the compensation and benefits provided for under the severance agreements shall be reduced or modified so that such payments will not be considered excess parachute payments under Section 280G of the Code if such reduction will allow the executive to receive a greater net after tax amount than such executive would receive absent such reduction. Otherwise, the payments are not reduced. Reductions (as applicable) were applied dollar-to-dollar, first to cash compensation, so as to not reduce any portion of equity compensation. The severance agreements contain restrictive covenants which provide that a portion of the severance payment shall be allocated to the restrictive covenant. Because the NEOs’ termination would have occurred prior to the initial restriction period of one year and thirty days from the date of grant, the NEOs would forfeit all of their restricted stock units granted in 2019 upon termination. Therefore, 2019 grants of restricted stock units are not included in the calculations.
(3)	In the event of death or disability:
a.	Messrs. Harton, Bradshaw, Edwards, Miller and Tallent would continue to vest during 2020 in the unvested portion of restricted stock units granted in 2016, with the remaining unvested portions forfeited;
b.	Each NEO would continue to vest during 2020 in the unvested portion of restricted stock units granted in 2017 and 2018 and the time-based restricted stock units granted in 2019, with the remaining unvested portions forfeited; and
c.	The first vesting date for performance-based restricted stock units granted in 2019 occurs in 2021, so the entire grant would have been forfeited upon death or disability.

Payment amounts may be reduced for awards that are subject to performance conditions. Mr. Tallent also is entitled to certain severance benefits under his Transition Agreement (discussed below).

(4)	Mr. Harralson and Mr. Edwards are not yet vested in their accrued benefits under the Modified Retirement Plan; therefore, no additional benefits under the plan are included in the calculations.
(5)	Mr. Miller separated from service effective February 18, 2020.

On June 30, 2019, pursuant to a transition agreement (the “Transition Agreement”) with the Company, Mr. Tallent transitioned from the position of our Executive Chairman to a consultant, with a three-year term from that date. As a consultant, Mr. Tallent will receive $350,000 per year. He will not be eligible for annual equity awards; however, his pre-existing performance-based equity awards will continue to vest and remain outstanding as if he remained employed with United throughout the three-year consulting. During this period, at Mr. Tallent’s election, United will pay his and his spouse’s and eligible dependents’ medical COBRA premiums for 18 months in the same percentage as United pays the premiums for active employees under United’s group health plan. The Transition Agreement also provides that, during the term, United will continue to pay life insurance policy premiums on behalf of Mr. Tallent.

Under the Transition Agreement, Mr. Tallent’s change-in-control severance agreement (see Compensation Discussion and Analysis > Other Post-Employment Payments and Severance Benefits) will remain in effect through the end of the consulting term. In addition, if Mr. Tallent’s service is terminated by United during the term of the Transition Agreement without “cause,” United will pay a single lump sum to Mr. Tallent equal to all salary and bonus amounts that would be due under the Transition Agreement as if such termination had not occurred, and Tallent’s outstanding performance-based equity awards will continue to vest and remain outstanding as if he remained employed with United. In consideration for the compensation to be paid under the Transition Agreement, Mr. Tallent agreed to the non-solicitation of United’s customers and their business, and United’s employees, through the end of the consulting term and the following two years.

Other than the Transition Agreement and the severance agreements that we have with our NEOs, United has no other employment or severance agreements. Therefore, except as described herein, no severance benefit is payable and there is no continuation of benefit coverage in the event of an NEO’s voluntary or involuntary termination, retirement, disability or death

Under our agreements, a “change in control” generally means any one of the following events:

•	The acquisition (other than from the Company) during the twelve (12) month period ending on the date of the most recent acquisition by any person of beneficial ownership of thirty percent (30%) or more of the combined voting power of the Company’s then outstanding voting securities, excluding certain pre-existing owners of and certain entities that would be considered affiliates of the Company.
•	Approval by shareholders of the Company of (1) a merger or consolidation involving the Company if the shareholders of the Company, immediately before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Company outstanding immediately before such merger or consolidation (and provided no person acquires beneficial ownership of the Company’s then outstanding voting securities as described in the previous paragraph above, or (2) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

•	A change in the composition of the Board during any twelve (12) month period such that the individuals who, as of the date of the particular agreement, constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this definition that any individual who becomes a member of the Board subsequent to the date of an agreement whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest, or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board, shall not be so considered as a member of the Incumbent Board.

Notwithstanding the foregoing, a change in control shall only be deemed to have occurred if the change in control also constitutes a change in the ownership or effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, within the meaning of Section 409A of the Code. The foregoing also is only a summary of the change-in-control provisions of our various agreements, which are filed as exhibits to our Annual Report on Form 10-K. You are encouraged to review those agreements for additional information regarding the severance arrangements applicable to our NEOs.

Compensation Committee Interlocks and Insider Participation

No member who was a member of our Compensation Committee during all or a portion of 2019: (1) was at any time during 2019 an officer or employee, or was at any time prior to 2019 an officer, of United or any of our subsidiaries; or (2) had any relationship requiring disclosure under Transactions with Management and Others. Also, none of our executive officers serves, or in the past fiscal year has served, as a director or compensation committee (or equivalent committee) member of any entity that has an executive officer serving as a United director or Compensation Committee member.

Compensation Risk Considerations

SEC rules require the Compensation Committee to annually review our compensation policies and practices to determine if such policies and practices are reasonably likely to have a material adverse impact on us. The Committee also considers whether our employee compensation arrangements encourage excessive or unnecessary risk-taking by our NEOs, senior management and key employees. As part of its review, the Compensation Committee considers the various risks to which we are subject including market, liquidity, interest rate, operational, financial, credit, reputational, compliance and strategic risks and how our incentive compensation programs, policies and practices may contribute to risk. The Compensation Committee also considers our controls and actions taken to mitigate and monitor those risks.

For 2019, following the completion of a detailed analysis, the Compensation Committee concluded that our compensation policies and practices appropriately balance risk and reward and align employee interests with shareholder interests based on the following observations:

•	Pay for our executive officers is structured to consist of both fixed (annual base salary) and variable (annual nonequity and long-term equity incentive awards) compensation. The Committee believes that the variable elements provide an appropriate percentage of overall compensation to motivate executive officers to focus on our performance while the fixed element serves to provide an appropriate and fair compensation level that does not encourage executive officers to take unnecessary or excessive risks in achievement of goals.
•	Our compensation program balances short-term and long-term performance and does not place inappropriate focus on achieving short-term results in a way that inhibits long-term, sustained performance.

•	All incentive programs covering the NEOs, including the annual nonequity incentive program and the long-term equity incentive program, are reviewed and approved by the Committee annually and typically include a threshold and target payment. The maximum payment is set at the target level of performance for the long-term equity incentive awards to ensure that payments do not exceed a certain level thereby maintaining the compensation mix for the NEOs within acceptable ranges and limiting excessive payments under any one element.
•	We have internal controls over the measurement and calculation of performance metrics, which are designed to prevent manipulation of results by any employee, including the executive officers. Additionally, the Board monitors the performance metrics each quarter.
•	The Committee has the discretion to modify any annual nonequity incentive payment, subject to plan parameters, allowing it to consider the circumstances surrounding corporate and/or individual performance and adjust payments accordingly.
•	The incentive programs covering the NEOs, including the annual nonequity incentive program and the long-term equity incentive program, may be adjusted by the Committee if it determines that such programs incentivize unnecessary risk in a manner that is likely to have a material adverse impact on us or that is beyond what we can identify and manage.
•	There are appropriate internal controls and oversight of the approval and processing of payments.
•	Our existing governance and organizational structure incorporates a substantial risk management component with oversight by the Board’s Risk Committee as well as various committees of management.
•	Equity compensation generally currently consists of PRSUs and TRSUs. These grants encourage executive officers to take a long-term perspective on overall corporate performance, which ultimately influences share price appreciation. Equity compensation helps to motivate long-term performance, balancing the cash incentives in place to motivate short-term performance.
•	In addition, other incentive compensation programs for lenders are generally based on loan production volumes, which have limited risks because all loans must be approved by credit underwriting personnel and, depending on the size of the loan or credit relationship, by executive management before being made. Management has the ability to downwardly adjust bonus payments, including clawback adjustments, based on the performance of the loan.

Pay Ratio Disclosure

As required by Item 402(u) of Regulation S-K, we are providing the following information:

For fiscal 2019, our last completed fiscal year:

•	The median of the annual total compensation of all employees of our company (other than Mr. Harton), was $45,914; and
•	The annual total compensation of Mr. Harton, our Chief Executive Officer was $3,685,090.

Based on this information, the ratio for 2019 of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of all employees is 80 to 1.

We completed the following steps to identify the median of the annual total compensation of all our employees and to determine the annual total compensation of our median employee and CEO:

•	As of December 31, 2019, our employee population consisted of approximately 2,327 individuals (2,326 excluding the CEO), including any full-time, part-time, temporary or seasonal employees employed on that date.
•	To find the median of the annual total compensation of all our employees (other than our CEO), we used wages from our payroll records as reported to the Internal Revenue Service on Form W-2 for fiscal 2019. In making this determination, we annualized the compensation of full-time and part-time permanent employees who were employed on December 31, 2019 but did not work for us the entire year. No full-time equivalent adjustments were made for part-time or temporary employees.

•	We identified an initial median employee using this compensation measure and methodology, which was consistently applied to all our employees included in the calculation.
•	After identifying the median employee, we added together all of the elements of such employee’s compensation for 2019 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $45,914.
•	With respect to the annual total compensation of our CEO, we used the amount reported in the Total column of our 2019 Summary Compensation Table herein.

SECURITY OWNERSHIP

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the amount of our Common Stock beneficially owned by the listed persons as of February 28, 2020. Percentage computations are based upon 78,685,706 shares of Common Stock outstanding as of February 28, 2020 unless otherwise noted.

Name and Address of Beneficial Holder	Number of Shares of Common Stock Beneficially Owned(1)	Percent of Class(2)
Beneficial Owners Of 5% Or More Of Our Voting Securities
BlackRock, Inc.(3) 55 East 52nd Street New York, NY 10055	11,310,123	14.3%
The Vanguard Group(4) 100 Vanguard Blvd. Malvern, PA 19355	8,332,705	10.6%
FMR LLC(5) 245 Summer Street Boston, MA 02210	4,128,235	5.2%

Directors and Nominees for Director
Thomas A. Richlovsky(6)	22,613	*
Robert H. Blalock(7)	40,603	*
L. Cathy Cox	17,812	*
Kenneth L. Daniels(8)	8,652	*
Lance F. Drummond	1,077	*
H. Lynn Harton	222,341	*
Jennifer K. Mann	1,077	*
David C. Shaver	3,824	*
Tim R. Wallis(9)	104,031	*
David H. Wilkins	3,704	*

Other NEOs
Jefferson L. Harralson	13,747	*
Richard W. Bradshaw	34,562	*
Robert A. Edwards	21,174	*
Bradley J. Miller	28,113	*
Jimmy C. Tallent(10)	392,672	*

All Executive Officers & Directors As A Group (16 Persons)	923,118	1.17%
*	Represents less than 1% of the deemed outstanding shares of Common Stock as of February 28, 2020.
(1)	Reflects total amount of Common Stock deemed beneficially owned which, in addition to outstanding Common Stock, includes all shares of Common Stock deferred in accordance with the United Community Banks, Inc. Deferred Compensation Plan as well as all Common Stock issuable through the exercise of stock options or through the vesting of restricted stock units within 60 days from February 28, 2020. For purposes of this table, a person “beneficially owns” a security if that person has or shares voting or investment power or has the right to acquire beneficial ownership within 60 days. Unless otherwise noted, to our knowledge, these persons have sole investment and voting power over the shares listed.
(2)	With the exception of Blackrock, Inc., The Vanguard Group and FMR LLC, which are footnoted separately, percentage is based on the total adjusted amount of Common Stock deemed beneficially owned which, in addition to outstanding Common Stock, includes all shares of Common Stock deferred in accordance with the United Community Banks, Inc. Deferred Compensation Plan as well as all Common Stock issuable through the exercise of stock options or through the vesting of restricted stock units within 60 days from February 28, 2020.

(3)	Based solely on information contained in the Schedule 13G/A filed by BlackRock, Inc. with the SEC on February 4, 2020 indicating sole voting power relative to 10,891,541 shares of Common Stock as of December 31, 2019 and sole dispositive power relative to 11,310,123 shares of Common Stock as of December 31, 2019.
(4)	Based solely on information contained in the Schedule 13G/A filed by The Vanguard Group with the SEC on February 12, 2020 indicating sole voting power relative to 83,138 shares of Common Stock, shared voting power relative to 19,507 shares of Common stock, sole dispositive power relative to 8,239,528 shares of Common Stock and shared dispositive power relative to 93,177 shares of Common Stock as of December 31, 2019.
(5)	Based solely on information contained in the Schedule 13G filed by FMR LLC with the SEC on February 7, 2020 indicating sole voting power relative to 1,387,165 shares of Common Stock and sole dispositive power relative to 4,128,235 shares of Common Stock as of December 31, 2019.
(6)	Includes 22,613 shares owned by the Thomas Andrew Richlovsky Trust dated September 24, 1998 over which Mr. Richlovsky is Trustee.
(7)	Includes 1,992 shares owned by Mr. Blalock’s spouse, for which he claims beneficial ownership and 20,121 shares owned by Blalock Insurance Agency, Inc., a company wholly owned by Mr. Blalock.
(8)	Includes 1,500 shares owned by the Kenneth L. Daniels Trust dated December 9, 2016 over which Mr. Daniels is Trustee.
(9)	Includes 91,418 shares owned by Wallis Investment Co., LLC, a company wholly owned by Mr. Wallis.
(10)	Includes 77 shares owned by Mr. Tallent’s spouse, for which he claims beneficial ownership, and 61 shares owned by Mr. Tallent’s minor grandchildren, for which he is custodian.

Delinquent Section 16 Reports

The U.S. securities laws require our executive officers, directors, and greater than 10% shareholders to file reports of ownership and changes in ownership on Forms 3, 4, and 5 with the SEC. Based solely upon a review of these reports with respect to 2019, or written representations that no Form 5 reports were required, we believe that, except as follows, each of those persons filed, on a timely basis, the reports required by Section 16(a) of the Exchange Act:

•	Mr. H. Lynn Harton inadvertently filed a late Form 4 on February 11, 2019 with respect to shares that were withheld from a deferred compensation distribution on January 8, 2019.
•	Mr. Jimmy C. Tallent inadvertently failed to file a Form 4 that was due on July 2, 2019 with regard to approximately 395 shares that were withheld from three TRSU vestings on June 30, 2019, the day as of which Mr. Tallent retired from his position as Executive Chairman. The grant of the TRSUs and the vesting provisions had previously been reported on Form 4s filed on December 6, 2016, September 22, 2017 and September 5, 2018.
•	Mr. Bill M. Gilbert, previously our President of Community Banking, inadvertently filed a late Form 4 on January 4, 2019 with respect to a sale of 2,237 shares on December 12, 2018.
•	Mr. Alan H. Kumler, our Chief Accounting Officer, inadvertently filed a late Form 4 on September 10, 2019 with respect to an TRSU grant that he was awarded on September 2, 2019.

PROPOSAL 2: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

In accordance with the SEC’s rules, we provide our shareholders each year with the opportunity to cast an advisory vote regarding the compensation paid to our NEOs. At our 2019 Annual Meeting of Shareholders, our shareholders overwhelmingly approved the proposal, with over 97% (excluding abstentions and nonvotes) of the votes cast voting in favor of the proposal. The Compensation Committee believes that the strong result of this vote is evidence that our compensation policies and decisions are in the best interests of our shareholders, and we expect to apply similar principles going forward. Accordingly, this year we again seek your advisory vote to approve the compensation of NEOs as we have described in the Executive Compensation section of this Proxy Statement.

As summarized in Executive Compensation > Compensation Discussion and Analysis, the Compensation Committee actively oversees our executive compensation program, adopting changes to the program and awarding compensation as appropriate to reflect United’s circumstances and to promote the main objectives of the program. Our compensation programs are designed to attract, retain and motivate persons with superior ability, to reward outstanding performance and to align the long-term interests of our NEOs with those of our shareholders. Under these programs, our NEOs are rewarded for the achievement of specific annual and long-term goals and the realization of increased shareholder value. We firmly believe that the information we have provided in this Proxy Statement demonstrates that our executive compensation program was designed appropriately and is working to ensure that management’s interests are aligned with our shareholders’ interests to support long-term value creation.

Our Board is asking our shareholders to indicate their support for our NEO compensation as described in this Proxy Statement in accordance with SEC rules by voting for this proposal. Because your vote is advisory, it will not impact any compensation already paid or awarded to any officer nor will it be binding on or overrule any decisions of the Board or the Compensation Committee. Nevertheless, our Board and the Compensation Committee value our shareholders’ views and intend to consider the outcome of the vote, particularly, if there were to be a significant vote against the compensation of our NEOs, we will consider shareholders’ concerns, and the Committee will evaluate whether any actions are necessary to address those concerns, along with other relevant factors, when making future decisions regarding executive compensation. This vote is not intended to address any specific item of compensation but rather the overall compensation of our NEOs. This advisory vote is not a vote on the compensation of our Board, as described under Director Compensation, or on our compensation policies as they relate to risk management, as summarized in Executive Compensation > Compensation Risk Consideration.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
“FOR” PROPOSAL 2.

AUDIT COMMITTEE REPORT

The Audit Committee of our Board of Directors has:

•	Reviewed and discussed with management the Company’s annual audited financial statements for 2019;
•	Discussed with PwC, our independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board “(PCAOB”) and the SEC;
•	Received from PwC the written disclosures and the letter required by applicable requirements of the PCAOB regarding PwC’s communication with the Audit Committee concerning independence; and
•	Discussed with PwC its independence.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the December 31, 2019 audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the SEC.

While the Audit Committee has the responsibilities set forth in its charter (including to monitor and oversee the audit processes), the Audit Committee does not have the duty to plan or conduct audits or to determine that United’s financial statements are complete, accurate or in accordance with generally accepted accounting principles. United’s management and independent auditor have this responsibility.

This report has been furnished by the members of the Audit Committee:

David C. Shaver, Chair Thomas A. Richlovsky Robert H. Blalock Kenneth L. Daniels

The above Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other United filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent United specifically incorporates this report by reference therein.

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF AUDITORS

The Board is asking our shareholders to ratify the Audit Committee’s appointment of PwC as the Company’s independent registered public accounting firm for 2020. Although we are not required to obtain shareholder ratification of the selection of PwC, our Board and Audit Committee believe that the selection of an independent registered public accounting firm is an important matter and in the best interests of shareholders.

Who is responsible for the selection of the independent auditor?

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent auditor that is retained to audit our financial statements.

Was the Audit Committee involved in the lead audit partner selection process?

Yes. Prior to the selection of the current lead audit partner, the Chairman of the Audit Committee interviewed the lead audit partner candidates, and the Audit Committee discussed with management such candidates’ qualifications and experience.

Does the Audit Committee evaluate the independent auditor and the lead audit partner?

Yes. The Audit Committee annually evaluates the lead audit partner, as well as the independent auditor’s qualifications, performance, and independence. The evaluation, which includes the input of management, entails consideration of a broad range of factors, including the quality of services and sufficiency of resources that have been provided; the skills, knowledge, and experience of the firm and the audit team; the effectiveness and sufficiency of communications and interactions; independence and level of objectivity and professional skepticism; reasonableness of fees; and other factors.

Who has the Audit Committee selected as the independent registered public accounting firm?

After conducting the evaluation process discussed above, the Audit Committee selected PwC as our independent auditor for 2020. PwC has served in that capacity since being appointment in 2012 as the Company’s independent registered public accounting firm for 2013. The Audit Committee and the Board of Directors believe that the continued retention of PwC is in the best interests of United and our shareholders.

Will representatives of PricewaterhouseCoopers LLP attend the 2020 Annual Meeting?

Yes. Representatives of PwC have been requested and are expected to attend the 2020 Annual Meeting. These representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

What if shareholders do not ratify the appointment?

If the appointment of PwC as our independent registered public accounting firm for 2020 is not ratified by our shareholders, the adverse vote will be considered a direction to the Audit Committee to consider other auditors for next year. However, because of the difficulty in making any substitution of auditors after the beginning of the current year, the appointment for 2020 will stand, unless the Audit Committee finds other good reason for making a change.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
“FOR” PROPOSAL 3.

FEES PAID TO AUDITORS

During 2019 and 2018, United was billed the following amounts for services rendered by PwC:

	2019	2018
Audit Fees(1)	$1,305,000	$1,281,800
Audit-Related Fees(2)	250,000	194,000
Tax Fees(3)	—	—
All Other Fees(4)	2,700	2,700
Total	$1,557,700	$1,478,500
(1)	This category includes fees for professional services for the integrated audits of United’s consolidated financial statements including the audits of the effectiveness of our internal control over financial reporting, reviews of the financial statements included in United’s Quarterly Reports on Form 10-Q, statutory audits or financial statement audits of subsidiaries and comfort letters and consents related to registration statements filed with the SEC.
(2)	This category primarily includes fees billed for acquisition-related services that are reasonably related to the performance of the audit of United’s consolidated financial statements and effectiveness of internal control and are not reported within the audit fees category above. In 2019, these services related to services related to United’s acquisition of First Madison Bank & Trust and well as services related to the new Current Expected Credit Losses standard. In 2018, these services related to PwC’s consent for our prospectus filed with the SEC on April 20, 2018 as well as services related to United’s acquisition of Navitas.
(3)	There were no tax services provided by PwC in 2019 or 2018.
(4)	Certain subscription services provided by PwC during 2019 and 2018 were considered to be nonaudit services.

The Audit Committee preapproves all audit and permissible nonaudit services to be provided by the Company’s independent auditors and has established preapproval policies and procedures for such services. Permissible nonaudit services are those allowed under SEC regulations. The Audit Committee may approve certain specific categories of permissible nonaudit services within an aggregated budgeted dollar limit upon the opinion that such services will not impair the independence of the independent auditor. The Audit Committee must approve on a project-by-project basis any permissible nonaudit services that do not fall within a preapproved category, or preapproved permissible nonaudit services that exceed the previously approved fees. The Audit Committee’s Chairman (or any Committee member if the Chairman is unavailable) may preapprove such services between Committee meetings and must report to the Committee at its next meeting with respect to all services so preapproved. All services provided by PwC during 2019 and 2018 were approved by the Audit Committee and were permissible under applicable laws and regulations and will continue to be preapproved by the Audit Committee.

SHAREHOLDER PROPOSALS FOR 2021 ANNUAL MEETING OF SHAREHOLDERS

All shareholder proposals and written notices discussed below must be mailed to Corporate Secretary, United Community Banks, Inc., Post Office Box 398, Blairsville, Georgia 30514-0398. Shareholder proposals and director nominations that are not included in our Proxy Materials will not be considered at any annual meeting of shareholders unless such proposals have complied with the requirements of our Bylaws.

Shareholder Proposals

Proposals of eligible shareholders that comply with Exchange Act Rule 14a-8 must be received in writing by the Corporate Secretary no later than November 25, 2020, in order to be considered for inclusion in the Company’s Proxy Statement and Proxy Card relating to the 2021 Annual Meeting of Shareholders

Other Business at 2021 Annual Meeting of Shareholders

The Company anticipates that its next annual meeting of shareholders will be held in May 2021. If a shareholder desires to submit a proposal for consideration at the 2021 Annual Meeting of Shareholders, written notice of such shareholder’s intent to make such a proposal must be given and received by the Secretary of the Company at the principal executive offices of the Company either by personal delivery or by United States mail. To be timely, the notice must be delivered or mailed to and received at the principal offices of the Company on or before the later to occur of (i) 14 days prior to the 2021 Annual Meeting of Shareholders or (ii) 5 days after the notice of the 2021 Annual Meeting of Shareholders is provided to the shareholder. The notice to the Secretary must set forth a brief description of each matter of business that the shareholder proposes to bring before the meeting and the reasons for conducting that business at the meeting; the name, as it appears on the Company’s books, and the address; the series or class and number of shares of our Common Stock that are beneficially owned by the shareholder; and any material interest that the shareholder has in the proposed business. The chairman of the meeting shall have the discretion to declare to the meeting that any business proposed by a shareholder to be considered at the meeting is out of order and that such business shall not be transacted at the meeting if (i) the chairman concludes that the matter has been proposed in a manner inconsistent with the applicable section of the Bylaws or (ii) the chairman concludes that the subject matter of the proposed business is inappropriate for consideration by the shareholders at the meeting.

By order of the Board of Directors,

Melinda Davis Lux General Counsel and Corporate Secretary

March 24, 2020

Although we plan to hold the 2020 Annual Meeting, our typical annual meeting could pose a health threat to the participants and the greater community. In making your own decision regarding whether to attend the Annual Meeting, we advise you to take into account the current health environment, the risks to your personal health and the health of others if you were to attend, and the advice of health authorities to use social distancing.

Each shareholder, whether or not he or she expects to be present in person at the 2020 Annual Meeting, is requested to please vote your proxy either by mail, telephone or over the Internet as promptly as possible. A shareholder may revoke his or her proxy at any time prior to voting.

UNITED COMMUNITY BANKS, INC.
ATTENTION: INVESTOR RELATIONS
P.O. BOX 398
BLAIRSVILLE, GA 30514-0398

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 5, 2020 for shares held directly and by 11:59 p.m. Eastern Time on May 1, 2020 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 5, 2020 for shares held directly and by 11:59 p.m. Eastern Time on May 1, 2020 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
IF YOU ARE NOT VOTING BY INTERNET OR PHONE

E97725-P36170

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

UNITED COMMUNITY BANKS, INC.

The Board of Directors recommends you vote FOR each of the listed nominees:

	For All	Withhold All	For All Except
1. Election of directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Robert H. Blalock
02) L. Cathy Cox
03) Kenneth L. Daniels
04) Lance F. Drummond
05) H. Lynn Harton
06) Jennifer K. Mann
07) Thomas A. Richlovsky
08) David C. Shaver
09) Tim R. Wallis
10) David H. Wilkins

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. To approve, on an advisory basis, the compensation of our Named Executive Officers as disclosed in the Proxy Statement; and	☐	☐	☐
3. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2020.	☐	☐	☐

Please indicate if you plan to attend this meeting ☐ Yes ☐ No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E97726-P36170

UNITED COMMUNITY BANKS, INC.
Annual Meeting of Shareholders
May 6, 2020 1:00 PM
This proxy is solicited by the Board of Directors

The undersigned shareholder(s) of United Community Banks, Inc. (the "Company") hereby acknowledge(s) receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated March 24, 2020 and hereby appoint(s) H. Lynn Harton and Thomas A. Richlovsky, or either of them, as proxies, each with full power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all shares of common stock of the Company that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders of the Company to be held at 1:00 PM, Eastern Time on May 6, 2020, at United Community Bank, 306 East North Street, 4th Floor, Greenville, SC 29601, and any adjournment(s) or postponement(s) thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR each of the nominees for director in Proposal 1, FOR Proposals 2 and 3, and in the discretion of the proxies upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

Continued and to be signed on reverse side